Exhibit 99.3

EXECUTION COPY

NOTE PURCHASE AGREEMENT

dated as of January 31, 2011

among

GMF LEASING WAREHOUSE TRUST,

as Issuer,

AMERICREDIT FINANCIAL SERVICES, INC.,

as Servicer,

GMF LEASING LLC,

as Seller,

THE PURCHASERS FROM TIME TO TIME PARTIES HERETO,

THE AGENTS FROM TIME TO TIME PARTIES HERETO,

DEUTSCHE BANK AG, NEW YORK BRANCH,

as an Administrative Agent,

JPMORGAN CHASE BANK, N.A.,

as an Administrative Agent

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Indenture Trustee

Relating to

GMF LEASING WAREHOUSE TRUST

Floating Rate Asset Backed Notes

i

ii

SCHEDULES

Schedule I:	Purchaser Groups

Schedule II:	Commercial Paper Rates

LIST OF EXHIBITS

Exhibit A	Form of Investment Letter

Exhibit B	Form of Transfer Supplement

Exhibit C	Form of Joinder Supplement

Exhibit D	Form of Borrowing Notice

iii

NOTE PURCHASE AGREEMENT, dated as of January 31, 2011, by and among GMF LEASING WAREHOUSE TRUST, a Delaware statutory trust (the “Issuer”), AMERICREDIT FINANCIAL SERVICES, INC., (“AmeriCredit”), individually and in its capacity as servicer (in such capacity, the “Servicer”), GMF LEASING LLC, individually and in its capacity as transferor (in such capacity, the “Seller”), the PURCHASERS (as hereinafter defined) from time to time parties hereto, the AGENTS for the Purchaser Groups (as hereinafter defined) from time to time parties hereto (each such party, together with their respective successors in such capacity, an “Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as indenture trustee (the “Indenture Trustee”), DEUTSCHE BANK AG, NEW YORK BRANCH, as an administrative agent (together with its successors in such capacity, an “Administrative Agent”) and JPMORGAN CHASE BANK, N.A., as an administrative agent (together with its successors in such capacity, an “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the Titling Trust, the Servicer, APGO Trust, as settlor (in such capacity, the “Settlor”) and Wells Fargo Bank, National Association, as Collateral Agent (including its successors in such capacity, the “Collateral Agent”) are parties to the Servicing Agreement, dated as of January 31, 2011 (the “Basic Servicing Agreement”) as supplemented by the servicing supplement, dated as of January 31, 2011, among the Titling Trust, the Servicer, Settlor and the Collateral Agent (as the same may from time to time be amended, modified or otherwise supplemented, the “Servicing Supplement” and, together with the Basic Servicing Agreement, the “Servicing Agreement”);

WHEREAS, the Issuer, the Administrative Agents, the Servicer and the Indenture Trustee are parties to the Indenture, dated as of January 31, 2011 (as the same from time to time be amended, supplemented or otherwise modified, the “Indenture”);

WHEREAS, the Issuer proposes to issue pursuant to the Indenture its Floating Rate Asset Backed Notes (the “Notes”) secured by the 2011-A Exchange Note (as hereinafter defined) to GMF Leasing LLC (the “Seller” or the “Transferor”);

WHEREAS, the Purchasers described herein, for which the Agents are acting hereunder, desire to purchase the Notes from the Transferor, and the Transferor desires to sell the Notes to the Purchasers, in each case upon the terms and subject to the conditions set forth herein; and

WHEREAS, the Purchasers are willing to purchase the Notes on the Effective Date (as hereinafter defined), and from time to time thereafter to advance Additional Principal Amounts (as hereinafter defined) on the terms and conditions provided for herein.

NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:

ARTICLE 1 DEFINITIONS

1.1. Definitions. All capitalized terms used herein as defined terms and not defined herein shall have the meanings given to them in Appendix 1 to the Exchange Note Supplement or Appendix A to the Credit and Security Agreement.

“Adjusted Commitment” shall mean on any date of determination, with respect to a Committed Purchaser for a CP Conduit, such Committed Purchaser’s Commitment minus the sum of (a) the portion of the Aggregate Note Balance held by such Committed Purchaser plus (b) the aggregate outstanding principal amount of its Support Advances to such CP Conduit (but excluding any Support Advances made to fund such CP Conduit’s obligations to pay interest, fees or other similar amounts relating to the funding of its making or maintaining its purchases hereunder).

“Adjusted Eurodollar Rate” shall mean, for any Fixed Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equivalent to the rate determined pursuant to the following formula on the first day of such Fixed Period:

Adjusted Eurodollar Rate	=	LIBOR Rate
1-LIBOR Reserve Percentage

“Administrative Agent” shall have the meaning specified in the preamble to this Agreement.

“Affected Party” shall mean any CP Conduit, any Committed Purchaser, any Support Party or any Agent.

“Agent” shall have the meaning specified in the preamble to this Agreement.

“Aggregate Commitment” shall mean $600,000,000.00.

“Aggregate Note Balance” shall mean an amount equal to the excess of (a) the sum of (i) all Borrowings, over (b) the aggregate amount of principal payments made in reduction of the principal amount of the Notes from time to time pursuant to this Agreement and the Indenture.

“Aggregate Undrawn Amount” shall mean, with respect to any date of determination, the excess of the Aggregate Commitment over the Aggregate Note Balance, in each case measured as of the close of business on such date.

“Agreement” shall mean this Note Purchase Agreement, as amended, supplemented or otherwise modified from time to time.

“Alternative Rate” shall mean, for any Borrowing and for any Purchaser, a rate per annum equal to the highest of (i) the Prime Rate for such Purchaser, (ii) the sum of the Federal Funds Rate and 0.50% and (iii) the sum of the Adjusted Eurodollar Rate and 1.00%.

“AmeriCredit” shall have the meaning specified in the preamble to this Agreement, and includes any successor or permitted assignee thereof as provided in this Agreement and any Related Documents.

“Assignee” and “Assignment” shall have the respective meanings specified in subsection 8.1(e) of this Agreement.

“Average Aggregate Undrawn Amount” shall mean, with respect to any period, the sum of the Aggregate Undrawn Amounts for each of the days during such period, divided by the number of days in such period.

“Average Note Balance” shall mean, with respect to any period, the sum of the Aggregate Note Balances for each of the days during such period, divided by the number of days in such period.

“Borrowing Base Confirmation” shall mean a confirmation substantially in the form attached as Exhibit B to the Borrowing Notice.

“Borrowing Base Deficiency” shall mean, on any date of determination, the excess of the Aggregate Note Balance over the 2011-A Borrowing Base, if any.

“Borrowing Notice” shall mean a notice, substantially in the form of Exhibit D to this Agreement, delivered by the Issuer to the Administrative Agents and each Agent pursuant to subsection 2.1(c) of this Agreement, requesting an advance of an Additional Principal Amount.

“Closing Date” shall mean January 31, 2011.

“Collateral Agent” shall have the meaning specified in the recitals to this Agreement.

“Commercial Paper Notes” shall mean, with respect to a CP Conduit, the short-term promissory notes or extendable money market notes issued by such CP Conduit which are allocated by such CP Conduit as its funding for its purchasing or maintaining its Percentage Interest of the Aggregate Note Balance hereunder.

“Commercial Paper Rate” shall mean, with respect to a CP Conduit, the rate identified on Schedule II hereto or identified as its “Commercial Paper Rate” in the Transfer Supplement or Joinder Supplement pursuant to which such CP Conduit or its Agent becomes a party to this Agreement.

“Commitment” shall mean, for any Committed Purchaser, the maximum amount of such Purchaser’s commitment to purchase a portion of the Aggregate Note Balance, as set forth on Schedule I hereto or the Transfer Supplement or Joinder Supplement by which such Committed Purchaser became a party to this Agreement or assumed the Commitment (or a portion thereof) of another Purchaser, as such amount may be adjusted from time to time pursuant to Section 2.2 of this Agreement or pursuant to Transfer Supplement(s) executed by such Purchaser and its Assignee(s) and delivered pursuant to Section 8.1 of this Agreement. In the event that a Committed Purchaser which maintains a portion of its Commitment hereunder in relation to more than one CP Conduit, such Purchaser shall be deemed to have issued separate Commitments hereunder in each such capacity.

“Commitment Termination Date” shall mean, with respect to a Committed Purchaser, January 30, 2012, as such date may be extended by such Committed Purchaser from time to time in accordance with subsection 2.2(c) hereof.

“Committed Purchaser” shall mean each Purchaser identified as a Committed Purchaser on Schedule I and the signature pages hereto or in the Transfer Supplement or Joinder Supplement pursuant to which such Purchaser became a party hereto, and any Assignee of such Purchaser to the extent such Assignee has assumed, pursuant to a Transfer Supplement, the Commitment of such Purchaser.

“Conduit Borrower” shall mean an entity which is designated as a Conduit Borrower on the signature pages hereto or in the Transfer Supplement or Joinder Supplement pursuant to which it became a party to this Agreement, which entity will fund its purchases of Notes hereunder by borrowing from a specified financing conduit.

“CP Conduit” shall mean any Purchaser which is designated as a CP Conduit on the signature pages hereto or in the Transfer Supplement or Joinder Supplement pursuant to which it became a party to this Agreement; provided, however, that if the entity signing this Agreement or such Transfer Supplement or Joinder Supplement specifies on the related signature page that it is a Conduit Borrower with respect to a financing conduit identified on such signature page, then, with respect to such Purchaser, “CP Conduit” shall mean, collectively, such Conduit Borrower and such specified financing conduit.

“Default Margin” shall have the meaning set forth in the Supplemental Fee Letter.

“Default Rate” shall have the meaning specified in subsection 2.3(e) of this Agreement.

“Defaulting Committed Purchaser” shall mean any Committed Purchaser (a) with respect to which an Insolvency Event has occurred, (b) which has failed to perform its funding obligations under Section 2.1 notwithstanding that all conditions to funding under Section 3.2 of this Agreement shall have been satisfied or waived in accordance with the terms thereof with respect to such funding obligations, (c) which has notified the Issuer or the Administrative Agents in writing that it does not intend, or otherwise is unable, to comply with its funding obligations under Section 2.1, or (d) with respect to which there has been an order of a court or regulatory body having jurisdiction to the effect that such Committed Purchaser will not comply with such funding obligations in accordance with the terms hereof.

“Downgraded Purchaser” shall have the meaning specified in subsection 8.1(j) of this Agreement.

“Drawn Liquidity Rate” means the sum of LIBOR and the Drawn Liquidity Percentage.

“Effective Date” shall have the meaning specified in subsection 3.1(a) of this Agreement.

“Election Period” shall have the meaning specified in subsection 2.2(c) of this Agreement.

“Estimated Interest Adjustment” shall have the meaning specified in subsection 2.3(i) of this Agreement.

“Event of Default” shall have the meaning set forth in Section 5.1 of the Indenture.

“Excluded Taxes” shall have the meaning specified in subsection 2.5(a) of this Agreement.

“Facility Limit” shall mean, for any day, the lesser of the Borrowing Base on such day and the Total Commitment on such day.

“Federal Funds Rate” shall mean the rate per annum at which the applicable Agent, as a branch of an Administrative Agent, in its reasonable discretion, can acquire federal funds in the interbank overnight federal funds market, through brokers of recognized standing or otherwise, as most recently determined by such Agent.

“Fitch” means Fitch, Inc.

“Fixed Period” means with respect to any Borrowing (or portion thereof):

(a) the period commencing on the date of the initial funding of such Borrowing (or such portion) and ending such number of days thereafter as the Issuer shall select in accordance with Section 2.3(b); and

(b) thereafter, each period commencing on the last day of the immediately preceding Fixed Period for such Borrowing (or such portion) and ending such number of days thereafter as the Issuer shall then select in accordance with Section 2.3(b);

provided, however, that:

(i) any Fixed Period in respect of which interest on the Notes is computed by reference to the Alternative Rate shall be a period of from one to and including twenty-nine (29) days (if reasonably available to the Agents), or a period of one month (or such longer period as is agreed to by the Issuer and the Agents), as the Issuer may select by written notice to the Agents furnished not later than 12:00 noon (New York City time) on the second Business Day preceding the first day of such Fixed Period;

(ii) any such Fixed Period (other than a Fixed Period consisting of one day) that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day (unless the related Borrowing shall be accruing interest at a rate determined by reference to the LIBOR Rate, in which case if such succeeding Business Day is in a different calendar month, such Fixed Period shall instead be shortened to the next preceding Business Day);

(iii) in the case of Fixed Periods of one day, (A) the initial Fixed Period shall be the day of the initial funding of such Borrowing, and (B) any subsequently occurring Fixed Period that is one day shall, if the immediately preceding Fixed Period is more than one day, be the last day of such immediately preceding Fixed Period, and if the immediately preceding Fixed Period is one day, shall be the next day following such immediately preceding Fixed Period;

(iv) if any Fixed Period for any Borrowing that commences before the Expected Maturity Date would otherwise end on a date occurring after the Expected Maturity Date, such Fixed Period shall end on the Expected Maturity Date and the duration of each such Fixed Period that commences on or after the Expected Maturity Date or the date on which the payment of principal on the Notes has been accelerated, if any, shall be of such duration as shall be selected by the Agents; and

(v) if the Alternative Rate becomes applicable to any Borrowing previously funded at the Commercial Paper Rate or if the Alternative Rate applicable to any Borrowing changes from the Adjusted Eurodollar Rate to the Prime Rate, the Fixed Period previously selected for such Borrowing shall terminate and the Fixed Period for such Borrowing shall be that selected by the Issuer by written notice to the Agents after it receives notice of such change.

“GMF” means GMF Leasing LLC.

“Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Indemnitee” shall have the meaning specified in subsection 2.6(a) of this Agreement.

“Indenture” shall have the meaning specified in the recitals to this Agreement.

“Indenture Collateral” shall have the meaning ascribed to such term in the Indenture.

“Indenture Trustee” shall have the meaning specified in the recitals to this Agreement.

“Independent Director” shall mean an individual who (i) shall not have been at the time of such Person’s appointment or at any time during the preceding five (5) years, and shall not be as long as such Person is a Manager of the Seller, (A) a director, officer, employee, partner, shareholder, member, manager or Affiliate of any of the following Persons (collectively, the “Independent Parties”): General Motors Financial Company, Inc., the Servicer, the Issuer, or any of their respective subsidiaries or Affiliates (other than the Seller), (B) a supplier to any of the Independent Parties, (C) a Person controlling or under common control with any partner, shareholder, member, manager, Affiliate or supplier of any of the Independent Parties, or (D) a member of the immediate family of any director, officer, employee, partner, shareholder, member, manager, Affiliate or supplier of any of the Independent Parties; (ii) has prior experience as an independent director or independent manager for a corporation or limited liability company whose charter documents required the unanimous consent of all independent directors or independent managers thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (iii) has at least three (3) years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities.

“Interest Period” shall mean, with respect to any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or, in the case of the first Payment Date, from and including the Effective Date) to but excluding such Payment Date.

“Interest Rate Determination Date” shall mean, for any Interest Period, the Business Day immediately preceding the Determination Date for such Interest Period.

“Investing Office” shall mean initially, the office of any Purchaser (if any) designated as such, on the signature pages hereto or in the Transfer Supplement or the Joinder Supplement by which it became a party to this Agreement, and thereafter, such other office of such Purchaser or such Assignee as may be designated in writing to the applicable Agent, the Administrative Agents, the Servicer and the Indenture Trustee by such Purchaser or Assignee.

“Issuer” shall have the meaning specified in the preamble to this Agreement.

“Joinder Supplement” means an agreement among one or more Purchasers, the Issuer, AmeriCredit, an Agent and the Administrative Agents in the form of Exhibit C hereto (appropriately completed).

“LIBOR Rate” shall mean, with respect to any Fixed Period, the arithmetic mean, determined by the Indenture Trustee, of the offered rates for deposits in United States dollars shown on Reuters Screen LIBO Page for a period equal to such Fixed Period, two (2) Business Days prior to the first day of such Fixed Period, if at least two such offered rates appear on the Reuters Screen LIBO Page; provided that in the event fewer than two such rates are displayed, or if no such rate is relevant, the LIBOR Rate shall be a rate per annum at which deposits in United States dollars are offered by the principal office of Deutsche Bank AG, New York Branch or JPMorgan Chase Bank, N.A., as applicable, to prime banks in the London interbank market at 11:00 A.M. (London time) two (2) Business Days before the first day of such Fixed Period for delivery on such first day and for a period equal to such Fixed Period.

“LIBOR Reserve Percentage” shall mean, with respect to any Fixed Period, a percentage (expressed as a decimal) equal to the weighted average of the percentages in effect during such Interest Period, as prescribed by the Board of Governors of the Federal Reserve System (or any successor thereto) for determining the maximum reserve requirements applicable to “Eurocurrency liabilities” pursuant to Regulation D or any other applicable Regulation of the Federal Reserve Board (or any successor thereto) which prescribes reserve requirements applicable to “Eurocurrency liabilities” as currently defined in Regulation D.

“Liquidity Percentage” shall mean, for a Committed Purchaser for a CP Conduit, such Committed Purchaser’s Adjusted Commitment with respect to such CP Conduit as a percentage of the aggregate Adjusted Commitments of all Committed Purchasers for such CP Conduit.

“Maximum Purchase Amount” shall mean, for any Purchaser Group, the aggregate Commitments of the Committed Purchasers in such Purchaser Group.

“Monthly Costs and Expenses” shall mean, for any Payment Date, any amounts due and payable by the Issuer or the Seller (determined without regard to limitations on the sources of payment thereof) pursuant to this Agreement to a Committed Purchaser on such Payment Date, other than Monthly Interest and Fees and the Aggregate Note Balance.

“Monthly Interest and Fees” shall mean, for any Payment Date, the sum of (i) interest on the Aggregate Note Balance for the related Interest Period computed pursuant to subsection 2.3(a) or 2.3(b), as applicable, plus or minus (as the case may be) (ii) any Estimated Interest Adjustment for the related Interest Period, plus (iii) the Usage Fees with respect to the related Interest Period, plus (iv) the Unused Fees with respect to the related Interest Period.

“Moody’s” means Moody’s Investors Service, Inc.

“Near Prime Usage Fee” means the product of (x) a fraction, the numerator of which is the Eligible Collateral Balance (Near-Prime) and the denominator of which is the Eligible Collateral Balance, (y) the Note Principal Balance and (z) the Usage Fee Rate applicable to Near-Prime Lease Agreements.

“Non-Defaulting Committed Purchaser” means, at any time, a Committed Purchaser that is not a Defaulting Committed Purchaser.

“Notes” shall have the meaning specified in the recitals to this Agreement.

“Participant” shall have the meaning specified in subsection 8.1(d) of this Agreement.

“Participation” shall have the meaning specified in subsection 8.1(d) of the Agreement.

“Percentage Interest” shall mean, as to any Purchaser at any time of determination, the percentage equivalent of a fraction the numerator of which shall be an amount equal to the portion of Aggregate Note Balance owing to such Purchaser (or, if the Aggregate Note Balance at such time is zero, the amount of its Commitment, if any) at such time (after giving effect to all Assignments effective on or prior to such time of determination) and the denominator of which shall be an amount equal to the Aggregate Note Balance (or, if the Aggregate Note Balance at such time is zero, the Total Commitment) at such time.

“Permitted Transferee” shall mean (i) each Purchaser, each Support Party, each Agent (in its individual capacity), each Administrative Agent (in its individual capacity) and, with respect to each transferring Purchaser, any commercial paper conduit (A) administered by the related Agent or (B) that has entered into a Support Facility with a Committed Purchaser or an Affiliate of a Committed Purchaser, (ii) each other Person who has been consented to by the Issuer (following at least ten (10) Business Days prior written notice) as a potential Transferee by AmeriCredit (which consent shall not be withheld, delayed or conditioned, except for a commercially reasonable purpose or reason) and (iii) after the occurrence of an Event of Default, any other Person.

“Potential Termination Event” shall mean the occurrence of any Event of Default, Exchange Note Default or Servicer Termination Event (unless waived by the Required Purchasers).

“Prime Rate” shall mean, for any day, a fluctuating rate of interest per annum equal to the “Prime Rate” most recently published in the Wall Street Journal and described as “the base rate on corporate loans posted by at least 75% of the nation’s 30 largest banks.”

“Prime Usage Fee” means the product of (x) a fraction, the numerator of which is the Eligible Collateral Balance (Prime) and the denominator of which is the Eligible Collateral Balance, (y) the Note Principal Balance and (z) the Usage Fee Rate applicable to Prime Lease Agreements.

“Purchase Date” shall mean each Borrowing Date.

“Purchase Termination Date” shall mean, for each Purchaser, the earliest to occur of (i) the Commitment Termination Date for such Purchaser or, with respect to a Purchaser which is a CP Conduit, the first date on which Commitment Termination Dates for all its Committed Purchasers have occurred, (ii) the date of any termination of the Total Commitment, in whole, by the Issuer pursuant to Section 2.2 and (iii) the effective date on which the Commitments are terminated or deemed terminated pursuant to Section 2.8.

“Purchaser Group” shall mean each group consisting of (i) one or more Committed Purchasers, (ii) an Agent and (iii) if applicable, one or more CP Conduits. The initial Purchaser Groups are set forth on Schedule I hereto.

“Purchaser Group Percentage” shall mean, at any time with respect to a Purchaser Group, the Maximum Purchase Amount of such Purchaser Group at such time as a percentage of the Total Commitment at such time.

“Purchasers” shall mean, collectively, the CP Conduits and the Committed Purchasers.

“Rating Agency” shall mean any nationally recognized statistical rating organization engaged by the Issuer, at the direction of the Required Purchasers, for the purpose of providing a rating of the Notes.

“Rating Agency Condition” shall mean, means, with respect to any event or circumstance and each Rating Agency, either (a) receipt of written confirmation by such Rating Agency that the occurrence of such event or circumstance will not cause it to downgrade or withdraw its rating assigned to the Notes or (b) if it is the policy of such Rating Agency to not provide written confirmations described in clause (a), that such Rating Agency has been given notice of such event or circumstance at least ten days prior to the occurrence of such event or circumstance (or, if ten days’ advance notice is impracticable, as much advance notice as is practicable) and such Rating Agency shall not have issued any written notice that the occurrence of such event or circumstance will cause it to downgrade or withdraw its rating assigned to the Notes.

“Regulatory Change” shall mean (i) the adoption after the date hereof of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy) or any change therein after the date hereof, (ii) any change after the date hereof in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, (iii) the compliance, whether commenced prior to or after the date hereof, by any Support Party or Purchaser with the requirements of (x) the final rule titled “Risk-Based Capital Guidelines; Capital Adequacy Guidelines; Capital Maintenance: Regulatory Capital; Impact of Modifications to Generally Accepted Accounting Principles; Consolidation of Asset-Backed Commercial Paper Programs; and Other Related Issues”, adopted by the United States bank regulatory agencies on

December 15, 2009 (the “FAS 166/167 Capital Guidelines”) or (y) the Dodd-Frank Wall Street Reform and Consumer Protection Act (whether or not having the force of law) or (iv) the failure to comply with the requirements of Article 122a of the Capital Requirements Directive 2006/48/EC (as amended by Directive 2009/111/EC).

“Related Documents” shall mean, collectively, this Agreement, the Credit and Security Agreement, the Exchange Note Supplement, the Servicing Agreement, the Exchange Note Sale Agreement, the Exchange Note Transfer Agreement, the Titling Trust Agreement, the Supplemental Fee Letter, all effective Transfer Supplements and Joinder Supplements, the Indenture, the Notes, and all supplements, agreements and instruments related thereto.

“Replacement Purchaser” shall have the meaning specified in subsection 2.5(d).

“Required Data” means ongoing information regarding the Collateral required to be provided by the Issuer, the Seller or the Servicer to the Administrative Agents at the request of an Administrative Agent, including in connection with any Purchaser’s regulatory capital requirements.

“Required Purchasers” shall mean, at any time, Committed Purchasers having Commitments aggregating more than 66 2/3% of the Total Commitment.

“Requirement of Law” shall mean, as to any Person, any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether federal, state or local (including usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

“Revolving Period” shall mean the period beginning on the Closing Date and continuing until the earlier of (i) the Commitment Termination Date and (ii) the Purchase Termination Date.

“Reuters Screen LIBO Page” shall mean the display page currently designated as page “LIBO” on the Reuters Monitor Money Rates Service (or such other page as may replace that page on that service or any service which is a successor thereto for the purpose of displaying comparable rates or prices).

“Rule 17g-5” shall have the meaning specified in Section 6.2 of this Agreement.

“Seller” shall have the meaning specified in the preamble to this Agreement.

“Servicer” shall have the meaning specified in the preamble to this Agreement.

“Servicer Default” shall have the meaning ascribed thereto in the Servicing Agreement.

“Servicing Agreement” shall have the meaning specified in the recitals to this Agreement.

“Standard & Poor’s” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.

“Step-up Margin” shall have the meaning set forth in the Supplemental Fee Letter.

“Sub Prime Usage Fee” means the product of (x) a fraction, the numerator of which is the Eligible Collateral Balance (Sub-Prime) and the denominator of which is the Eligible Collateral Balance, (y) the Note Principal Balance and (z) the Usage Fee Rate applicable to Sub-Prime Lease Agreements.

“Supplemental Fee Letter” shall mean the letter agreement, designated therein as a Supplemental Fee Letter, dated as of the Closing Date, among the Issuer, AmeriCredit, the Administrative Agents and each Agent, as such letter agreement may be amended or otherwise modified from time to time.

“Support Advances” shall mean, with respect to a Committed Purchaser and its related CP Conduit, any participation held by such Committed Purchaser in such CP Conduit’s Percentage Interest in the Aggregate Note Balance which was purchased from such CP Conduit pursuant to a Support Facility and any loans or other advances made by such Committed Purchaser to such CP Conduit pursuant to a Support Facility to fund such CP Conduit’s making or maintaining its purchases hereunder.

“Support Facility” shall mean any liquidity or credit support agreement with a CP Conduit which relates to this Agreement (including any agreement to purchase an assignment of or participation in Notes).

“Support Party” shall mean any bank, insurance company or other financial institution extending or having a commitment to extend funds to or for the account of a CP Conduit (including by agreement to purchase an assignment of or participation in Notes or by swap agreement) under a Support Facility. Each Committed Purchaser for a CP Conduit (other than a Committed Purchaser which is also a CP Conduit) shall be deemed to be a Support Party for such CP Conduit.

“Reallocation” shall have the meaning ascribed to such term in the Indenture.

“Taxes” shall have the meaning specified in subsection 2.5(a) of this Agreement.

“Termination Event” shall mean the occurrence of any Event of Default, Exchange Note Default or Servicer Termination Event (unless waived by the Required Purchasers).

“Total Commitment” shall mean, on any date of determination, the aggregate Commitments of the Committed Purchasers.

“Transfer” shall have the meaning specified in subsection 8.1(c) of this Agreement.

“Transfer Supplement” shall have the meaning specified in subsection 8.1(e) of this Agreement.

“Transferee” shall have the meaning specified in subsection 8.1(c) of this Agreement.

“Unused Fee” shall have the meaning specified in subsection 2.3(c) of this Agreement.

“Unused Fee Rate” shall mean the applicable rate or rates identified as the “Unused Fee Rate” in the Supplemental Fee Letter.

“Usage Fee” shall have the meaning specified in subsection 2.3(c) of this Agreement.

“Usage Fee Rate” shall mean the applicable rate or rates identified as the “Usage Fee Rate” in the Supplemental Fee Letter.

“written” or “in writing” (and other variations thereof) shall mean any form of written communication or a communication by means of telex, telecopier device, telegraph or cable.

1.2. Other Definitional Provisions.

(a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

(b) The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection and Exhibit references are to this Agreement, unless otherwise specified. The words “including” and “include” shall be deemed to be followed by the words “without limitation”.

ARTICLE 2 AMOUNT AND TERMS OF COMMITMENTS

2.1. Purchases.

(a) On and subject to the terms and conditions of this Agreement, on the Effective Date the Issuer will deliver to each Agent, on behalf of the Purchasers in the related Purchaser Group, a Note dated as of the Closing Date, registered in the name of such Agent having a face amount equal to the Maximum Purchase Amount of the related Purchaser Group and duly authenticated by the Indenture Trustee in accordance with the terms of the Indenture.

(b) On and subject to the terms and conditions of this Agreement and prior to the related Purchase Termination Date, on any Borrowing Date each CP Conduit may, in its sole discretion, purchase its Purchaser Group Percentage of any Additional Principal Amount offered for purchase pursuant to Section 2.12 of the Indenture and subsection 2.1(c) hereof.

(c) Each purchase of any Additional Principal Amount hereunder on the applicable Borrowing Date shall be in accordance with the provisions of Section 2.12 of the Indenture upon delivery of a Borrowing Notice by the Issuer to the Indenture Trustee and the Agent received no later than 11:00 a.m., New York City time, at least one Business Day prior to such Borrowing Date. Each Borrowing Notice shall (i) identify the relevant Borrowing Date, (ii) set forth the Additional Principal Amount which is requested from the Purchasers on such Borrowing Date and the desired duration of the Fixed Period for such Additional Principal Amount, (iii) specify an account in the United States to which payment for the purchase price of such Additional Principal

Amount is to be made, and (iv) certify that the applicable conditions to the purchase of such Additional Principal Amount contained in Section 3.2 hereto have been satisfied. Each Borrowing Notice shall be irrevocable and shall specify an Additional Principal Amount which in the aggregate equal at least $5,000,000 and in an integral multiple of $100,000. The Issuer may not deliver more than two Borrowing Notices hereunder in any calendar week.

(d) Each CP Conduit shall notify the Agent for its Purchaser Group by 10:00 a.m., New York City time, on the applicable Purchase Date whether it has elected to make the purchase offered to it pursuant to subsection 2.1(b) of this Agreement. In the event that a CP Conduit shall not have timely provided such notice, such CP Conduit shall be deemed to have elected not to make such purchase. Such Agent shall notify the related Committed Purchasers on or prior to 11:00 a.m., New York City time, on the applicable Purchase Date if the CP Conduits in the related Purchaser Group have elected not to purchase the entire Purchaser Group Percentage of the Additional Principal Amount, which notice shall specify (i) the identity of such CP Conduits, (ii) the portion of the Additional Principal Amount, which such CP Conduits have elected not to purchase as provided above, and (iii) the respective Liquidity Percentages of such Committed Purchasers on such Purchase Date (as determined by such Agent in good faith; for purposes of such determination, such Agent shall be entitled to rely conclusively on the most recent information provided by such CP Conduit or its agent or by the agent for its Support Parties). Subject to receiving such notice and to the satisfaction of the applicable conditions set forth in Article 3 hereof, each Committed Purchaser in the related Purchase Group shall purchase on the applicable Purchase Date its Liquidity Percentage of the portion of the Additional Principal Amount which the related CP Conduits have elected not to purchase for a purchase price equal to its Liquidity Percentage of the Additional Principal Amount so requested.

(e) The purchase price payable by each Purchaser pursuant to subsection 2.1(a) shall be made available to the Agent for the related Purchaser Group, subject to the fulfillment of the applicable conditions set forth in Article 3. Each Purchaser’s purchase price payable pursuant to subsection 2.1(b) or 2.1(d) of this Agreement shall be made available to the Agent for its Purchaser Group, subject to the fulfillment of the applicable conditions set forth in Article 3 hereof, at or prior to 2:00 p.m., New York City time, on the applicable Purchase Date, by deposit of immediately available funds to an account of such Agent specified in subsection 9.2(b) of this Agreement. Such Agent shall promptly notify the Servicer in the event that any Purchaser either fails to make such funds available to such Agent before such time or notifies such Agent that it will not make such funds available to such Agent before such time. Subject to (i) such Agent’s receipt of such funds and (ii) the fulfillment of the applicable conditions set forth in Article 3 hereof, as determined by such Agent, such Agent will not later than 4:00 p.m., New York City time, on such Purchase Date make such funds available, in the same type of funds received, by wire transfer thereof to the account in the United States specified by the Issuer in the applicable Borrowing Notice or, in the case of the purchase on the Effective Date, specified in writing by the Issuer to such Agent not later than the Business Day prior to the Effective Date.

(f) In the event that notwithstanding the fulfillment of the applicable conditions set forth in Article 3 hereof with respect to a purchase, a CP Conduit elected to make a purchase on a Purchase Date but failed to make its purchase price available to the Agent for its Purchaser Group when required by subsection 2.1(e) of this Agreement, such CP Conduit shall be deemed to have rescinded its election to make such purchase, and neither the Issuer nor any other party shall have any claim against such CP Conduit by reason of its failure to timely make such purchase. In any such case, such Agent shall give notice of such failure not later than 2:30 p.m., New York City time, on the Purchase Date to each Committed Purchaser in the related Purchaser Group and to the Issuer and the Servicer, which notice shall specify (i) the identity of such CP Conduit, (ii) the amount of the purchase which it had elected but failed to make and (iii) the respective Liquidity Percentages of such Committed Purchasers on such Purchase Date (as determined by such Agent in good faith; for purposes of such determination, such Agent shall be entitled to rely conclusively on the most recent information provided by such CP Conduit or its agent or by the agent for its Support Parties). Subject to receiving such notice, each Committed Purchaser in the related Purchaser Group shall purchase its Liquidity Percentage of the amount described in clause (ii) above at or before 4:00 p.m., New York City time, on such Purchase Date and otherwise in accordance with subsection 2.1(d) of this Agreement. Subject to such Agent’s receipt of such funds, such Agent will not later than 5:00 p.m., New York City time, on such Purchase Date make such funds available, in the same type of funds received, by wire transfer thereof to the account of the Issuer described in subsection 2.1(e) of this Agreement, which payment shall be deemed to be timely for purposes of the Indenture.

(g) In no event shall a Committed Purchaser be required on any date to purchase any portion of an Additional Principal Amount if, after giving effect to such purchase, its Percentage Interest of the Aggregate Note Balance would exceed its Adjusted Commitment. In no event may any Additional Principal Amount be offered for purchase hereunder or under Section 2.12 of the Indenture, nor shall any Purchaser be obligated to purchase any Additional Principal Amount, to the extent that, after giving effect to the purchase of such Additional Principal Amount, the Aggregate Note Balance would exceed the Facility Limit.

2.2. Reductions and Extensions of Commitments.

(a) At any time the Issuer may, upon at least five (5) Business Days’ prior written notice to the Agents and the Indenture Trustee, reduce the Total Commitment. Each partial reduction shall be in an aggregate amount of $5,000,000 or integral multiples of $5,000,000 in excess thereof (or such other amount requested by the Issuer to which the Administrative Agents consent). Reductions of the aggregate Commitments pursuant to this subsection 2.2(a) of this Agreement shall be allocated (x) to the Maximum Purchase Amount of each Purchaser Group, pro rata based on the Purchaser Group Percentages of each Purchaser Group, and (y) to the aggregate Commitments of Committed Purchasers of each Purchaser Group pro rata based on their respective Liquidity Percentages, provided that if the Commercial Paper Notes of any CP Conduit are not rated at least A-1 or the equivalent by any two of Standard & Poor’s, Moody’s and Fitch, the Issuer may allocate a non-pro rata portion of any such reduction to the Maximum Purchase Amount of the related Purchaser Group and may allocate a non-pro rata portion of any such reduction to the Commitment of any Committed Purchaser for such Purchaser Group which is a Downgraded Purchaser.

(b) On the Purchase Termination Date for a Committed Purchaser, the Commitment of such Purchaser shall be automatically reduced to zero.

(c) So long as no Termination Event has occurred and is continuing, the Issuer may request, through the Administrative Agents, that each Committed Purchaser consent to an extension of the Commitment Termination Date for such period as the Issuer may specify (the “Extension Length”), which decision will be made by each Committed Purchaser in its sole and absolute discretion. Upon receipt of any such request, the Administrative Agents shall promptly notify each Agent thereof, which shall notify each Committed Purchaser in its Purchaser Group thereof. Not more than sixty (60) days following the date of a request for an extension (such sixty (60) day) period, the “Election Period”), each Purchaser shall notify the Agent for its Purchaser

Group of its willingness or refusal to so consent to an extension of the Commitment Termination Date, and such Agent shall notify the Issuer and the Administrative Agents of such willingness or refusal by each Committed Purchaser not later than the Business Day following the last day of the Election Period. If any Committed Purchaser notifies the applicable Agent of its refusal to consent to the extension or does not expressly notify such Agent that it is willing to consent to an extension of the Commitment Termination Date during the applicable Election Period, the Commitment Termination Date shall not be extended. If all of the Committed Purchasers have agreed to extend the Commitment Termination Date, and, at the end of the applicable Election Period no Termination Event shall have occurred, the Commitment Termination Date then in effect shall be extended to the date which is the Extension Length after its then current Commitment Expiration Date.

(d) [Reserved].

(e) If the Issuer shall not request an extension of the Commitment Termination Date pursuant to subsection 2.2(c), then the Amortization Date shall be deemed to occur on the Commitment Termination Date then in effect.

2.3. Interest, Fees, Expenses, Payments, Etc.

(a) Interest shall accrue on the Aggregate Note Balance during each Interest Period at the following rates:

(i) to the extent that a CP Conduit funds or maintains its Percentage Interest of the Aggregate Note Balance by issuing Commercial Paper Notes, such CP Conduit’s Percentage Interest of the Aggregate Note Balance shall bear interest on each day during each Interest Period at a rate per annum equal to such CP Conduit’s Commercial Paper Rate for such day;

(ii) to the extent that a CP Conduit funds or maintains its Percentage Interest of the Aggregate Note Balance through its liquidity facilities, such CP Conduit’s Percentage Interest of the Aggregate Note Balance shall bear interest on each day during each Interest Period at a rate per annum equal to the Drawn Liquidity Rate;

(iii) to the extent that, and only for so long as, a CP Conduit funds or maintains its Percentage Interest of the Aggregate Note Balance other than by issuing Commercial Paper Notes (based on its determination in good faith that it is unable to raise or is precluded or prohibited from raising, or that it is not advisable to raise, funds through the issuance of Commercial Paper Notes in the commercial paper market of the United States to finance its purchase or maintenance of its Percentage Interest of the Aggregate Note Balance or any portion thereof (which determination may be based on any allocation method employed in good faith by such CP Conduit) or through its liquidity facilities, including by reason of market conditions or by reason of insufficient availability under any of its Support Facilities or the downgrading of any of its Support Parties), such CP Conduit’s Percentage Interest of the Aggregate Note Balance shall bear interest at a rate per annum equal to the Alternative Rate;

(iv) the Percentage Interest of the Aggregate Note Balance held by a Committed Purchaser that is a member of a Purchaser Group of which no members are CP Conduits shall bear interest for each Interest Period at a rate per annum equal to the Adjusted Eurodollar Rate or, if such rate is not available, the Prime Rate in effect on each day during such Interest Period;

(v) the Percentage Interest of the Aggregate Note Balance funded or maintained by a Committed Purchaser (other than a Committed Purchaser described in clause (iii) above) shall bear interest for each Interest Period at a rate per annum equal to the Alternative Rate; or

(vi) after the occurrence of an Event of Default under Section 5.01 of the Indenture, the Percentage Interest of the Aggregate Note Balance funded or maintained by the Purchasers shall bear interest for each Interest Period at a rate per annum equal to the Default Rate.

(b) The Issuer shall select the duration of the initial and each subsequent Fixed Period relating to each Borrowing subject to the limitations set forth in the definition of Fixed Period. The Issuer shall give the Administrative Agents and each Agent written notice of such selections (i) with respect to each initial Fixed Period, in the related Borrowing Notice and (ii) with respect to each subsequent Fixed Period, in a notice in the form of Exhibit E hereto, delivered prior to 11:00 a.m., New York City time, on the day before the first day of such Fixed Period, provided that if the Issuer shall fail to deliver any such notice, it shall be deemed to have selected a Fixed Period of one day. Unless consented to by each Agent, the aggregate number of Fixed Periods for all Borrowings outstanding at any one time hereunder shall not exceed 10. (A CP Conduit may issue Commercial Paper Notes with such maturities as it determines in its sole discretion regardless of the Fixed Period selected by the Issuer.)

(c) Each Purchaser shall be entitled to be paid, as a part of Monthly Interest and Fees payable on each Payment Date, a fee (the “Usage Fee” and collectively, the “Usage Fees”) in an amount equal to the sum of (x) the Prime Usage Fee, (y) the Near Prime Usage Fee and (z) the Sub Prime Usage Fee. Each Committed Purchaser shall be entitled to be paid, as a part of Monthly Interest and Fees payable on each Payment Date, a fee (the “Unused Fee” and collectively, the “Unused Fees”) in an amount equal to the average excess of (i) its Commitment during the immediately preceding Interest Period over (ii) the portion of the Aggregate Note Balance funded or maintained by it during the immediately preceding Interest Period, times a rate per annum equal to the applicable Unused Fee Rate. In addition, the Issuer agrees to pay to each Administrative Agent, for the account of itself or the Agents and Purchasers, as the case may be, the amounts set forth in Section 3 of the Supplemental Fee Letter at the times specified therein.

(d) The principal of and Monthly Interest and Fees in respect of the Notes shall be paid as provided in the Indenture. In the case of Notes held by an Agent as agent for members of its Purchaser Group, such Agent shall allocate to the Purchasers in its Purchaser Group each payment in respect of the Notes received by such Agent in its capacity as Noteholder as provided herein. Payments in reduction of the portion of the Aggregate Note Balance evidenced by a Note shall be allocated and applied to Purchasers of such Note pro rata based on their respective Percentage Interests of the Aggregate Note Balance, or in any such case in such other proportions as each affected Purchaser may agree upon in writing from time to time with such Agent and the Issuer. Payments of interest in respect of the portion of the Aggregate Note Balance evidenced by a Note shall be allocated and applied to Purchasers of such Note pro rata based upon the respective amounts of interest due and payable to them, determined as provided above in subsection 2.3(a). Payments of the Usage Fee shall be allocated and paid to Purchasers pro rata based upon their respective interest in the Aggregate Note Balance for the applicable Interest Period. Payments of the Unused Fee shall be allocated and paid to the Agent for each Purchaser Group pro rata based on the aggregate Commitments of the Committed Purchasers in such Purchaser Group. Each Committed Purchaser in a Purchaser Group shall be entitled to receive the share of the Unused Fee allocated to such Purchaser Group as may be agreed upon from time to time between such Committed Purchaser and the Agent for such Purchaser Group.

(e) Any principal, interest (including interest payable pursuant to this clause (e)), fees or other amounts due and payable hereunder (without regard to any limitations set forth herein on the sources from which such amount may be paid) which are not paid to the Administrative Agents or the Agents, as the case may be, prior to the times set forth in Section 2.3(g) on the due date thereof (whether due pursuant to acceleration or otherwise) shall accrue interest (after as well as before judgment) at a rate (the “Default Rate”) equal to the Alternative Rate otherwise applicable to the principal amount to which such overdue amount relates plus the Default Margin from and including the due date thereof to but excluding the date such amount is actually paid. Accrued and unpaid interest in respect of overdue Monthly Interest and Fees, shall be payable as a part of Monthly Interest and Fees on each Payment Date. Any overdue principal, any accrued and unpaid interest payable pursuant to this subsection 2.3(e) in respect of overdue fees or other amounts not described in the preceding sentence shall be payable on demand and in any event on each Payment Date by the party obligated to pay such overdue amount.

(f) Unless otherwise specified in an applicable Supplemental Fee Letter, interest calculated by reference to the Commercial Paper Rate or the Adjusted Eurodollar Rate shall be calculated on the basis of a 360-day year for the actual days elapsed. Interest calculated by reference to the Prime Rate shall be calculated on the basis of a 365 or 366 day year, as applicable, for the actual days elapsed. Usage Fees, Unused Fees and other periodic fees or amounts payable hereunder shall be calculated, unless otherwise specified in the Supplemental Fee Letter, on the basis of a 360-day year and for the actual days elapsed.

(g) All payments to be made hereunder or under the Exchange Note Supplement or the Indenture, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim in United States dollars and in immediately available funds and shall be made (x) in the case of payments due on an Interim Payment Date, prior to 2:30 p.m., New York City time, on the due date thereof to each Agent at its account specified on the signature pages hereof or as otherwise directed pursuant to subsection 9.2(b) hereof, and (y) in the case of all other payments, including payments due on Payment Dates, prior to 12:00 noon, New York City time, on the due date thereof to the Indenture Trustee. Payments received by an Agent or the Indenture Trustee after 2:30 p.m., New York City time, shall be deemed to have been made on the next Business Day. The Indenture Trustee will distribute such payments received by it to the Agents promptly upon receipt, but no later than 2:00 p.m., New York City time, on the day received if such payment is received prior to 12:00 noon, New York City time, and no later than noon, New York City time, on the Business Day after such payment is received if received after 12:00 noon, New York City time. Notwithstanding anything herein to the contrary, if any payment due hereunder becomes due and payable on a day other than a Business Day, the payment date thereof shall be extended to the next succeeding Business Day and interest shall accrue thereon at the applicable rate during such extension. To the extent that (i) the Issuer or the Servicer makes a payment to the Indenture Trustee or an Agent or Purchaser or (ii) the Indenture Trustee or an Agent or Purchaser receives or is deemed to have received any payment or proceeds for application to an obligation, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy or insolvency law, state or Federal law, common law, or for equitable cause, then, to the extent such payment or proceeds are set aside, the obligation or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received or deemed received by the Indenture Trustee or such Agent or Purchaser, as the case may be.

(h) Each CP Conduit shall notify the related Agent at or before 4:00 p.m., New York City time, on each Interest Rate Determination Date of (x) the estimate of the interest payable to such CP Conduit for the Interest Period ending on the succeeding Payment Date (such notification may be based on such CP Conduit’s good faith estimate of the Commercial Paper Rate if the actual rate is not then known to such CP Conduit) and (y) the amount of any variation between interest payable to such CP Conduit for the preceding Interest Period based on such notices and estimates and interest which should have been payable to such CP Conduit for such Interest Period based on its final determination of the Commercial Paper Rate for such Interest Period. The amount of any shortfall in interest based on such variation shall be included in the portion of Monthly Interest and Fees payable to such CP Conduit on the following Payment Date, and the amount of any overpayment of interest to such CP Conduit based on such variation shall be credited, dollar for dollar, against the portion of Monthly Interest and Fees otherwise payable to such CP Conduit for the following Interest Period. Each determination by a CP Conduit of its applicable Commercial Paper Rate pursuant to this Agreement shall be conclusive and binding on the Purchasers, each Agent, the Administrative Agents, the Issuer, the Servicer and the Indenture Trustee in the absence of manifest error.

(i) If the Percentage Interest of the Aggregate Note Balance of a CP Conduit then exceeds zero, the Agent for its Purchaser Group shall notify the Issuer, the Indenture Trustee and the Servicer before 4:00 p.m. on the date on which the Alternative Rate becomes applicable to the Percentage Interest of the Aggregate Note Balance of such Purchaser in such Purchaser Group (or a portion thereof) pursuant to subsection 2.3(a)(ii) of this Agreement, of the occurrence thereof. On each date on which the Alternative Rate is applicable to any portion of the Aggregate Note Balance and the Adjusted Eurodollar Rate or the Prime Rate changes, the Indenture Trustee shall notify the Issuer, the Administrative Agents, each applicable Agent and the Servicer of the Alternative Rate and the Prime Rate, if then applicable to any portion of the Aggregate Note Balance. For such purposes, the Agents may rely conclusively on notices from CP Conduits as to the interest rate or rates from time to time applicable to their respective Percentage Interest of the Aggregate Note Balance. Each Agent shall notify the Indenture Trustee and the Servicer on or before each Interest Rate Determination Date of (x) the interest payable to the Purchasers in its Purchaser Group for the Interest Period ending on the succeeding Payment Date (such notification from an Agent may be based on each CP Conduit’s notices and estimates of the Commercial Paper Rate as provided to such Agent pursuant to subsection 2.3(h) hereof) and (y) the amount of any variation between the amount of interest payable on the Percentage Interest of the portion of the Aggregate Note Balance funded or maintained by the Purchasers in its Purchaser Group based on notices and estimates delivered pursuant to this subsection 2.3(i) and the actual amount thereof for the preceding Interest Period. The amount of any shortfall in interest based on such variation shall be a positive “Estimated Interest Adjustment” for such Interest Period, and the amount of any overpayment of interest based on such variation shall be a negative “Estimated Interest Adjustment” for such Interest Period. Any positive Estimated Interest Adjustment for an Interest Period shall be deemed not due on the Payment Date for such Interest Period, but shall be due on the Payment Date related to the next succeeding Interest Period and in any event on the final Payment Date for Notes. An Estimated Interest Adjustment shall not bear interest, unless not paid when due as provided in the preceding sentence. Each determination of the Commercial Paper Rate, the Alternative Rate and the Prime Rate by the Indenture Trustee or an Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Purchasers, the Issuer, the Administrative Agents, the Servicer and the Indenture Trustee in the absence of manifest error.

(j) On the Business Day prior to each Interim Payment Date, each Purchaser shall notify the Agent for its Purchaser Group, and each Agent shall notify the Servicer and the Indenture Trustee, of the amount of interest accrued and unpaid on the portion of the Aggregate Note Balance held by such Purchaser or Purchaser Group, as the case may be, which is scheduled to be repaid on such Interim Payment Date.

2.4. Requirements of Law.

(a) If any Regulatory Change (i) subjects any Purchaser or any Support Party to any charge or withholding on or with respect to any Support Facility or this Agreement or a Purchaser’s or Support Party’s obligations under a Support Facility or this Agreement, or on or with respect to the 2011-A Exchange Note, the 2011-A Lease Agreements or the related 2011-A Leased Vehicles, or changes the basis of taxation of payments to any Purchaser or any Support Party of any amounts payable under any Support Facility or this Agreement (except for changes in the rate of tax on the overall net income of a Purchaser or Support Party or Excluded Taxes) or (ii) imposes, modifies or deems applicable any reserve, assessment, fee, tax, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or liabilities of a Support Party or a Purchaser, or credit extended by a Support Party or a Purchaser pursuant to a Support Facility or this Agreement or (iii) imposes any other condition the result of which is to increase the cost to a Support Party or a Purchaser of performing its obligations under a Support Facility or this Agreement, or to reduce the rate of return on a Support Party’s or Purchaser’s capital as a consequence of its obligations under a Support Facility or this Agreement, or to reduce the amount of any sum received or receivable by a Support Party or a Purchaser under a Support Facility or this Agreement, or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, upon written request by such Purchaser to the Agent for its Purchaser Group of a written request therefore and the submission by such Agent to the Issuer and the Servicer of such written request, such Purchaser (through the Agent for its Purchaser Group) shall be entitled to be paid, but only to the extent funds are then or thereafter become available therefore pursuant to Section 8.03 of the Indenture, such amounts charged to such Support Party or Purchaser or such amounts to otherwise compensate such Support Party or such Purchaser for such increased cost or such reduction, no later than the Payment Date following receipt by the Issuer and the Servicer of such request for compensation under this Section 2.4(a), if such request is received by the Issuer and the Servicer no later than five (5) Business Days prior to the Determination Date related to such Payment Date, and otherwise on the following Payment Date (or, if earlier, on the Termination Date). In addition, the Issuer, the Seller and the Servicer agree to cooperate with each Administrative Agent to take any action or provide any information (including any Required Data) reasonably requested by such Administrative Agent to mitigate any cost, expense or condition described above.

(b) If any Purchaser or any Support Party has or anticipates having any claim for compensation from the Issuer pursuant to clause (iii) of the definition of Regulatory Change appearing in Section 1.1, and such Purchaser or Support Party believes that having the Notes publicly rated by one credit rating agency would reduce the amount of such compensation by an amount deemed by such Purchaser or Support Party to be material, such Purchaser or Support Party shall provide written notice to the Issuer and the Servicer (a “Ratings Request”) that such Purchaser or Support Party intends to request a public rating of the Notes from one credit rating agency selected by such Purchaser or Support Party and reasonably acceptable to the Servicer (the “Rating”). Subject to Section 6.02, the Issuer and the Servicer agree that they shall cooperate with such Purchaser’s or Support Party’s efforts to obtain the Rating within 60 days of such request, and shall provide the applicable credit rating agency (either directly or through distribution to an Administrative Agent, Purchaser or Support Party), any information requested by such credit rating agency for purposes of providing and monitoring the Rating; provided that none of (i) the Servicer, (ii) any Affiliate of the Servicer as to which the Servicer possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of such Affiliate, whether through ownership of stock or otherwise or (iii) any third party with which the Servicer or any Affiliate described in clause (ii) has contracted, shall (x) deliver, in writing or orally, to any Rating Agency, any such information without providing such information to the Administrative Agents prior to delivery to such Rating Agency or (y) participate in any oral communications with respect to such information with any Rating Agency without the participation of a representative of each Administrative Agent. The Servicer shall pay the initial fees payable to the credit rating agency for providing the ratings and the ongoing fees payable to the credit rating agency for their continued monitoring of the rating. Nothing in this Section 2.4(b) shall preclude any Purchaser or Support Party from demanding compensation from the Issuer pursuant to Section 2.4(a) hereof at any time and without regard to whether the Rating shall have been obtained, or shall require any Purchaser or Support Party to obtain any ratings of the Notes prior to demanding any such compensation from the Issuer. Any Rating obtained pursuant to this Section 2.4(b) is exclusively for purposes of Section 2.4 and shall not amend or modify any other term or provision of this Agreement or any other Program Document.

(c) Each Purchaser agrees that it shall use its reasonable efforts to reduce or eliminate any claim for compensation pursuant to subsections 2.4(a) of this Agreement, including but not limited to designating a different Investing Office for its Notes (or any interest therein) if such designation will avoid the need for, or reduce the amount of, any increased amounts referred to in subsection 2.4(a) hereof and will not, in the reasonable opinion of such Purchaser, be unlawful or otherwise disadvantageous to such Purchaser or inconsistent with its policies or result in any unreimbursed cost or expense to such Purchaser or in an increase in the aggregate amount payable under subsections 2.4(a) hereof. If such claim is not eliminated by any such designation or no such designation is done and the relevant Purchaser does not waive payment of such amount, the Issuer shall have the right to procure a replacement purchaser group which is not so affected and which is reasonably acceptable to the Administrative Agents (a “Replacement Purchaser Group”) to replace the Purchaser Group of such Purchaser. No replacement of a Purchaser Group shall be effected pursuant to this subsection 2.4(c) if, after giving effect thereto, any amounts shall be owing to the members of such Purchaser Group hereunder or under the Program Documents. Each affected Purchaser Group hereby agrees to take, at the Issuer’s expense, all actions necessary to permit a Replacement Purchaser Group to succeed to its rights and obligations hereunder.

(d) Each Purchaser claiming increased amounts described in subsection 2.4(a) of this Agreement will furnish to the Agent for its Purchaser Group (together with its request for compensation) a certificate prepared in good faith setting forth the basis and the calculation of the amount (in reasonable detail) of each request by such Purchaser for any such increased amounts referred to in subsection 2.4(a) hereof. Any such certificate shall be conclusive absent manifest error, and such Agent shall deliver a copy thereof to the Issuer and the Servicer. Failure on the part of any Purchaser to demand compensation for any amount pursuant to subsection 2.4(a) hereof with respect to any period shall not constitute a waiver of such Purchaser’s right to demand compensation with respect to such period; provided, however, notwithstanding the foregoing provisions of this Section 2.4, a Purchaser shall not be compensated for any such amount relating to any period ending, and of which such Purchaser has had knowledge, more than six months prior to the date that such Purchaser notifies the Issuer and the Servicer in writing thereof or for any amounts resulting from a change by any Purchaser of its Investing Office (other than changes required by law or changes made pursuant to subsection 2.4(c)).

(e) Upon demand by an Agent, the Issuer shall pay to such Agent, for the benefit of the relevant Support Party, such amounts as such Support Party reasonably determines will compensate or reimburse such Support Party for any (i) fee, expense or increased cost charged to, incurred or otherwise suffered by such Support Party, (ii) reduction in the rate of return on such Support Party’s capital or reduction in the amount of any sum received or receivable by such Support Party or (iii) internal capital charge or other imputed cost determined by such Support Party to be allocable to the Issuer or the transactions contemplated in this Agreement, in each case resulting from or in connection with the consolidation, for financial and/or regulatory accounting purposes, of all or any portion of the assets and liabilities of the Purchaser or, if applicable, its CP Conduit, that are subject to this Agreement or any other Program Document with all or any portion of the assets and liabilities of a Support Party. Amounts under this Section 2.4(e) may be paid, after submission by such Purchaser to the Agent for its Purchaser Group of a written request therefor and submission by such Agent to the Issuer and the Servicer of such written request therefor, such Purchaser (through the Agent for its Purchaser Group) shall be entitled to be paid, but only to the extent funds are then or thereafter become available therefor pursuant to Section 8.03 of the Indenture, no later than the Payment Date following receipt by the Issuer and the Servicer of such request for compensation under this Section 2.4(e), if such request is received by the Issuer and the Servicer no later than five (5) Business Days prior to the Determination Date related to such Payment Date, and otherwise on the following Payment Date (or, if earlier, on the Termination Date). A certificate prepared in good faith of the Support Party setting forth the basis and calculation of the amount or amounts necessary to compensate such Support pursuant to this Section 2.4(e) shall be delivered to the Issuer and the Servicer and shall be conclusive absent manifest error.

2.5. Taxes.

(a) All payments made to the Purchasers, the Participants, the Agents or the Administrative Agents under this Agreement, the Exchange Note Supplement and the Indenture (including all amounts payable with respect to the Notes) shall, to the extent allowed by law, be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (collectively, “Taxes”), excluding (i) income taxes (including branch profit taxes, minimum taxes and taxes computed under alternative methods, at least one of which is based on or measured by net income), franchise taxes (imposed in lieu of income taxes), or any other taxes based on or measured by the net income of such Purchasers, Participant, Agent or the Administrative Agents (as the case may be) or the gross receipts or income of such Purchasers, Participant, Agent or the Administrative Agents, as the case may be; (ii) any Taxes that would not have been imposed but for the failure of such Purchasers, Participant, Agent or the Administrative Agents, as applicable, to provide and keep current (to the extent legally able) any certification or other documentation required to qualify for an exemption from, or reduced rate of, any such Taxes or required by this Agreement to be furnished by such Purchasers, Participant, Agent or the Administrative Agents, as applicable; and (iii) any Taxes imposed as a result of a change by any Purchasers or Participant of its Investing Office (other than changes mandated by this Agreement, including subsection 2.4(c) hereof, or required by law) (all such excluded taxes being hereinafter called “Excluded Taxes”).

If, as a result of any change in law, treaty or Regulation or in the interpretation or administration thereof by any governmental or regulatory agency or body charged with the administration or interpretation thereof, or the adoption of any law, treaty or regulation, any Taxes, other than Excluded Taxes, are required to be withheld from any amounts payable to a Purchaser or Agent or an Administrative Agent hereunder or under the Exchange Note Supplement or the Indenture, then after submission by any Purchaser to the Agent for its Purchaser Group (in the case of an amount payable to a Purchaser) and by any Agent or an Administrative Agent to the Issuer and the Servicer of a written request therefor, the amounts so payable to such Purchaser or Agent or an Administrative Agent, as applicable, shall be increased, and such Purchaser (through the applicable Agent) or Agent or an Administrative Agent, as applicable, shall be entitled to be paid (in the case of payments from the Seller or the Issuer, only to the extent funds are then or thereafter available therefor pursuant to Section 8.03 of the Indenture), the amount of such increase to the extent necessary to yield to such Purchaser or Agent or the Administrative Agents, as applicable (after payment of all such Taxes) interest or any such other amounts payable hereunder or thereunder at the rates or in the amounts specified in this Agreement or in the Exchange Note Supplement and the Indenture, as applicable, no later than the Payment Date following receipt by the Issuer and the Servicer of a request for such additional amounts under this subsection 2.5(a), if such request is received by the Issuer and the Servicer no later than five (5) Business Days prior to the Determination Date related to such Payment Date, and otherwise on the following Payment Date (or, if earlier, on the Termination Date); provided, however, that the amounts so payable to such Purchaser or Agent or the Administrative Agents shall not be increased pursuant to this subsection 2.5(a) if such requirement to withhold results from the failure of such Person to comply with subsection 2.5(c) hereof. Whenever any Taxes are payable on or with respect to amounts distributed to a Purchaser or Agent or the Administrative Agents, as promptly as possible thereafter the Issuer and the Servicer shall send to the Agent, on behalf of such Purchaser, or to such Agent or the Administrative Agents, as applicable, a certified copy of an original official receipt showing payment thereof. Notwithstanding any other provisions of this Section 2.5, the Servicer shall not have any liability under this Section 2.5 for the payment of Taxes except for Taxes (other than Excluded Taxes) assessed on indemnification payments made or required to be made by the Servicer for its own account under Section 2.6 of this Agreement. If the Issuer, the Seller or the Servicer, as applicable, fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, on behalf of itself or such Purchaser, or to such Agent or the Administrative Agents, as applicable, the required receipts or other required documentary evidence, such Purchaser (through the applicable Agent) or Agent or the Administrative Agents, as applicable, shall be entitled to be paid, in the case of a failure by the Issuer or the Seller, only to the extent funds are then or thereafter available therefor pursuant to Section 8.03 of the Indenture) or in the case of a failure by the Servicer, by such entity, as the case may be, any incremental taxes, interest or penalties that may become payable by such Purchaser or Agent or the Administrative Agents, as applicable, as a result of any such failure no later than the Payment Date following receipt by the Issuer and the Servicer of such request for payment under this subsection 2.5(a), if such request is received by the Issuer and the Servicer no later than five (5) Business Days prior to the Determination Date related to such Payment Date, and otherwise on the following Payment Date (or, if earlier, on the Termination Date).

(b) A Purchaser claiming increased amounts under subsection 2.5(a) hereof for Taxes paid or payable by such Purchaser will furnish to the applicable Agent a certificate prepared in good faith setting forth the basis and amount of each request by such Purchaser for such Taxes, and such Agent shall deliver a copy thereof to the Issuer and the Servicer. An Agent or an Administrative Agent claiming increased amounts under subsection 2.5(a) hereof for its own account for Taxes paid or payable by such Agent or such Administrative Agent, as applicable, will furnish to the Issuer and the Servicer a certificate prepared in good faith setting forth the basis and amount of each request by the Agent or such Administrative Agent for such Taxes. Any such certificate of a Purchaser or Agent or an Administrative Agent shall be conclusive absent manifest error. Failure on the part of any Purchaser or Agent or an Administrative Agent to demand additional amounts pursuant to subsection 2.5(a) of this Agreement with respect to any period shall not constitute a waiver of the right of such Purchaser or Agent or the Administrative Agents, as the case may be, to demand compensation with respect to such period. All such amounts shall be due and payable to such Purchaser (through the applicable Agent) or Agent or the Administrative Agents, as the case may be, on the Payment Date following receipt by the Issuer and the Servicer of such certificate, if such certificate is received by the Issuer and the Servicer at least five (5) Business Days prior to the Determination Date related to such Payment Date and otherwise shall be due and payable on the following Payment Date (or, if earlier, on the Termination Date).

(c) Each Purchaser and each Participant holding an interest in Notes agrees that prior to the date on which the first interest or fee payment hereunder is due thereto, it will deliver to the Issuer, the Servicer, the Indenture Trustee, the applicable Agent and the Administrative Agents (i) if such Purchaser or Participant is not incorporated under the laws of the United States or any State thereof, two duly completed copies of the U.S. Internal Revenue Service Form W-8ECI or Form W-8BEN claiming treaty benefits, or in either case successor applicable forms required to evidence that the Purchaser or Participant is entitled to receive payments under this Agreement and with respect to the Notes without deduction or withholding of any United States federal income taxes, (ii) in the case of any other Purchaser or Participant, a duly completed U.S. Internal Revenue Service Form W 9 or successor applicable or required forms, and (iii) such other forms and information as may be required to confirm the availability of any applicable exemption from United States federal, state or local withholding taxes. Each Purchaser or Participant holding an interest in Notes also agrees to deliver to the Issuer, the Servicer, the Indenture Trustee, the applicable Agent and the Administrative Agents two further copies of such Form W-8ECI, Form W-8BEN claiming treaty benefits or Form W 9, or such successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it hereunder, and such extensions or renewals thereof as may reasonably be requested by an Agent or the Administrative Agents, unless in any such case, solely as a result of a change in treaty, law or Regulation occurring prior to the date on which any such delivery would otherwise be required, the Purchaser is no longer eligible to deliver then-applicable form set forth above and so advises the Issuer, the applicable Agent and the Administrative Agents. Each Purchaser certifies, represents and warrants as of the Effective Date, each Assignee and each Participant (in either case other than a Support Party) shall certify, represent and warrant as a condition of acquiring its Assignment or Participation as of the effective date of the Transfer Supplement to which it is a party or of such Participation, as the case may be, and each Support Party shall certify, represent and warrant as of the effective date of its becoming a Support Party, that (x) it is entitled to receive payments under this Agreement and with respect to the Notes without deduction or withholding of any United States federal income taxes and (y) it is entitled to an exemption from United States backup withholding tax.

(d) Each Purchaser agrees that it shall use its reasonable efforts to designate a different Investing Office if such designation will eliminate or reduce any amount due under this Section 2.5 and will not, in the reasonable opinion of such Purchaser, be unlawful or otherwise disadvantageous to such Purchaser or inconsistent with its policies or result in any unreimbursed cost or expense to such Purchaser. If such amount is not eliminated by any such designation or no such designation is done and the Purchaser does not waive payment of such amount, the Issuer shall have the right to procure a Replacement Purchaser Group to replace the related Purchaser Group. No replacement of a Purchaser Group shall be effected pursuant to this subsection 2.5(d) if, after giving effect thereto, any amounts shall be owing to the members of such Purchaser Group hereunder under the Program Documents. Each affected Purchaser Group hereby agrees to take all actions necessary to permit a Replacement Purchaser Group to succeed to its rights and obligations hereunder.

2.6. Indemnification.

(a) Without limiting any other rights which any such Person may have hereunder or under applicable law, each of AmeriCredit and the Issuer hereby agrees to indemnify each of the Administrative Agents, the Agents, and the Purchasers, and each other Affected Party and each of their Affiliates, and each of their respective successors, transferees, participants and assigns and all officers, directors, managers, shareholders, controlling persons, employees, members and agents of any of the foregoing (each of the foregoing Persons being individually called an “Indemnitee”), forthwith on demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys’ fees and disbursements (all of the foregoing being collectively called “Indemnified Amounts”) awarded against or incurred by any of them arising out of or relating to any Program Document or the transactions contemplated thereby or the use of proceeds therefrom by the Issuer, including (without limitation) in respect of the funding of any Borrowing or in respect of the 2011-A Lease Agreements, the 2011-A Leased Vehicles or the 2011-A Exchange Note, excluding, however, (a) Indemnified Amounts to the extent determined by a court of competent jurisdiction to have resulted from gross negligence or willful misconduct on the part of such Indemnitee or its agent or subcontractor, (b) except as otherwise provided herein, non-payment by any Lessee of an amount due and payable with respect to a 2011-A Lease Agreement or the related 2011-A Leased Vehicle, (c) any loss in value of any 2011-A Leased Vehicle or Eligible Investment due to changes in market conditions or for other reasons beyond the control of AmeriCredit or the Issuer, (d) any Excluded Tax or (e) any amount which represents legal, accounting or other costs incurred by any Indemnitee in respect of any legal action between such Indemnitee and AmeriCredit, the Issuer or any Affiliate of AmeriCredit if a court of competent jurisdiction makes a final determination that AmeriCredit or the Issuer is the prevailing party. Without limiting the foregoing, but subject to the exclusions (a) through (e) above, each of AmeriCredit and the Issuer agrees to indemnify each Indemnitee for Indemnified Amounts arising out of or relating to:

(i) the breach of any representation or warranty made by the Issuer, the Seller (or any of its officers) or AmeriCredit (in any capacity) or any Affiliate of AmeriCredit under or in connection with this Agreement or the other Program Documents, any Servicer’s Certificate, Borrowing Base Confirmation or any other information, report or certificate delivered by the Issuer, the Seller, Servicer or AmeriCredit (in any capacity) or an Affiliate of AmeriCredit pursuant hereto or thereto, which shall have been false or incorrect in any material respect when made or deemed made;

(ii) the breach of any covenant, agreement or obligation of the Issuer, the Seller or AmeriCredit (in any capacity) or any Affiliate of AmeriCredit under or in connection with this Agreement or the other Program Documents;

(iii) the failure by the Issuer, the Seller, the Servicer or AmeriCredit (in any capacity) to comply in any material way with any applicable law, rule or Regulation with respect to any 2011-A Lease Agreement or the related 2011-A Leased Vehicle, or the nonconformity of any 2011-A Lease Agreement or the related 2011-A Leased Vehicle with any such applicable law, rule or regulation;

(iv) the failure to vest and maintain vested in (A) the Issuer, legal and equitable title to the 2011-A Exchange Note, free and clear of any Lien and (B) the Collateral Agent, for the benefit of the Noteholders, a first priority security interest in all the Collateral, free and clear of any Lien;

(v) any dispute, claim, offset or defense (other than discharge in bankruptcy) of an Lessee to the payment of any 2011-A Lease Agreement or the related 2011-A Leased Vehicle (including, without limitation, a defense based on such 2011-A Lease Agreement not being a legal, valid and binding obligation of such Lessee enforceable against it in accordance with its terms);

(vi) any failure of AmeriCredit or an Affiliate of AmeriCredit, as Servicer, to perform its duties or obligations in accordance with the provisions of the Servicing Agreement or any provision contained in any other Program Document;

(vii) any claim involving products liability that arises out of or relates to merchandise or services that are the subject of any 2011-A Lease Agreement or 2011-A Leased Vehicle or strict liability claim in connection with any 2011-A Leased Vehicle;

(viii) any tax or governmental fee or charge (but not including any Excluded Taxes), all interest and penalties thereon or with respect thereto, and all out of pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the making, maintenance or funding, directly or indirectly, of any Borrowing, or any other interest in the Collateral;

(ix) the offering or sale of the Notes;

(x) the commingling of the proceeds of the Collateral at any time with other funds;

(xi) the failure to have filed, or any delay in filing, financing statements or other similar documents under the UCC of any applicable jurisdiction;

(xii) the failure of AmeriCredit or the Seller to receive reasonably equivalent value for the 2011-A Exchange Note it transfers to the Seller or the Issuer, as applicable;

(xiii) any investigation, litigation or proceeding related to or arising from this Agreement or the other Program Documents or the transactions contemplated hereby or thereby in which any Indemnitee becomes involved as a result of any such transactions; or

(xiv) any action or omission by AmeriCredit, the Seller or the Issuer that reduces or impairs the rights of the Collateral Agent or any Noteholder with respect to any 2011-A Lease Agreement or 2011-1 Leased Vehicle, the 2011-A Exchange Note or the ability to collection the Lease Balance of any 2011-A Lease Agreement.

If for any reason (other than the exclusions (a) through (e) set forth in the first paragraph of this Section 2.6(a)) the indemnification provided above in this Section 2.6(a) is unavailable to an Indemnitee or is insufficient to hold an Indemnitee harmless, then AmeriCredit and the Issuer shall contribute to the amount paid or payable by such Indemnitee as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnitee, on the one hand, and AmeriCredit, its Affiliates and the Issuer, on the other hand, but also the relative fault of such Indemnitee, on the one hand, and AmeriCredit, its Affiliates or the Issuer, on the other hand, as well as any other relevant equitable considerations.

(b) Each of AmeriCredit and the Issuer (i) shall agree to be bound by the terms, covenants and conditions contained herein applicable to the Servicer and to be subject to the duties and obligations of the Servicer hereunder, (ii) as of the date of its acceptance, shall be deemed to have made with respect to itself only the representations and warranties made by the Servicer in subsections 4.1(a) through 4.1(e) hereof (in the case of subsection 4.1(a) with appropriate factual changes) and (iii) shall severally as to itself agree to indemnify and hold harmless any Indemnitee from and against any and all claims, damages, losses, liabilities, costs or expenses (including the fees and expenses of counsel) whatsoever which such Indemnitee may incur (or which may be claimed against such Indemnitee) by reason of the negligence or willful misconduct of AmeriCredit in exercising its powers and carrying out its obligations as Servicer under this Agreement, the Servicing Agreement or any Related Document.

(c) In the event that for any reason, (i) the basis for calculation of interest on any portion of any CP Conduit’s Percentage Interest of the Aggregate Note Balance shall change from the Commercial Paper Rate to the Alternative Rate or from the Adjusted Eurodollar Rate to the Prime Rate, (ii) the Issuer shall revoke or cancel any Borrowing Notice or decrease the Additional Principal Amount subject thereto, or (iii) any Purchaser receives any repayment of any portion of its share of any Borrowing constituting a part of the Aggregate Note Balance on a date other than the last day of a Fixed Period for such Borrowing, including, without limitation, on an Interim Payment Date, then in any such case each affected Purchaser shall be entitled to be indemnified by the Issuer, against, and to be paid the amount equal to any loss or reasonable out-of-pocket expense suffered by such Purchaser as a result of such change or such repayment, including, in the case of a CP Conduit, any loss, cost or expense suffered by such CP Conduit by reason of its issuance of Commercial Paper Notes or its incurrence of other obligations reasonably allocated by such CP Conduit to its funding or the maintenance of its funding of its share of the Aggregate Note Balance, or, in the case of any Purchaser, redeploying funds prepaid or repaid, in amounts which correspond to its share of the Aggregate Note Balance, but in each case only to the extent funds are then or thereafter available therefor pursuant to Section 8.03 of the Indenture. A statement setting forth in reasonable detail the calculations of any additional amounts payable pursuant to this Section submitted by a Purchaser or Agent or by an Administrative Agent, as the case may be, to the Issuer and the Servicer and shall be conclusive absent manifest error. Amounts payable pursuant to this subsection 2.6(c) shall be due no later than the Payment Date following receipt by the Issuer and the Servicer of such request for payment under this subsection 2.6(c), if such request is received by the Issuer and the Servicer no later than five (5) Business Days prior to the Determination Date related to such Payment Date, and otherwise on the following Payment Date (or, if earlier, on the Termination Date).

2.7. Expenses, etc.

(a) AmeriCredit agrees to pay on demand (i) to the Indenture Trustee, the Administrative Agents and the initial Purchasers and Agents all reasonable costs and expenses in connection with the preparation, execution, and delivery of this Agreement and the other documents to be delivered hereunder or in connection herewith, including, subject to the limitations specified in the Supplemental Fee Letters, the reasonable fees and out-of-pocket expenses of Bingham McCutchen LLP, counsel for the Agents, with respect thereto, and the reasonable fees and out-of-pocket expenses incurred by the CP Conduits in connection with the review by each rating agency then rating the Commercial Paper Notes of such CP Conduits of the transactions contemplated by the Program Documents, (ii) to each Administrative Agent all reasonable costs and expenses in connection with the preparation, execution, and delivery of Joinder Supplements and the other documents to be delivered in connection therewith, including, subject to the limitations specified in the Supplemental Fee Letters, the reasonable fees and out-of-pocket expenses of Bingham McCutchen LLP, counsel to the Agents, with respect thereto, (iii) to the Indenture Trustee, each Administrative Agent and each Agent and Purchaser all reasonable costs and expenses in connection with any amendments of or waivers or consents under this Agreement or the Related Documents, including in each case the reasonable fees and out-of-pocket expenses of Bingham McCutchen LLP, counsel with respect thereto, and (iv) to the Indenture Trustee, each Administrative Agent and each Agent and Purchaser, on demand, all reasonable costs and expenses (including reasonable fees and expenses of Bingham McCutchen LLP, counsel to the Agents), if any, in connection with the enforcement of this Agreement or any of the Related Documents, and the other documents delivered thereunder or in connection therewith. Upon being found to have breached its own representations, warranties or obligations under this Agreement or any Related Documents, AmeriCredit agrees to pay to the Indenture Trustee, each Administrative Agent and each Agent and Purchaser, on demand, all reasonable costs and expenses (including reasonable fees and expenses of counsel), if any, incurred solely in connection with the enforcement of such representations, warranties or obligations against AmeriCredit.

(b) AmeriCredit agrees to pay on demand any and all stamp, transfer and other similar taxes (other than Excluded Taxes) and governmental fees payable in connection with the execution, delivery, filing and recording of any of the Related Documents and each related Support Facility, and agrees to save each Purchaser and Agent and each Administrative Agent harmless from and against any liabilities with respect to or resulting from any delay in paying or any omission to pay such taxes and fees.

2.8. Effect of Event of Default.

(a) Optional Termination. Upon the occurrence of an Event of Default (other than an Event of Default described in Section 5.01(iv) of the Indenture), the Indenture Trustee may with the consent of the Required Purchasers, and, at the direction of the Required Purchasers, the Indenture Trustee shall declare the Purchase Termination Date to have occurred, whereupon the Commitments of the Committed Purchasers, if any, hereunder shall terminate.

(b) Automatic Termination. Upon the occurrence of an Event of Default described in Section 5.01(iv) of the Indenture, the Purchase Termination Date shall be deemed to have occurred automatically, and the Commitments of the Committed Purchasers, if any, hereunder shall be deemed to have terminated.

2.9. Defaulting Committed Purchaser.

(a) Termination of Defaulting Committed Purchaser. Notwithstanding the provisions of Section 2.2 or any other provision of this Agreement to the contrary, the Issuer may terminate the unused amount of the Commitment of any Committed Purchaser that is a Defaulting Committed Purchaser upon not less than three (3) Business Days’ prior notice to the Administrative Agents (which shall promptly notify the Indenture Trustee, each Agent and each Committed Purchaser), provided that such termination shall not be deemed to be a waiver or release of any claim the Issuer, the Administrative Agents or any Non-Defaulting Committed Purchaser may have against such Defaulting Committed Purchaser.

(b) Fees. Notwithstanding any other provision of this Agreement to the contrary, during such period as a Committed Purchaser is a Defaulting Committed Purchaser (with respect to such Defaulting Committed Purchaser, a “Default Period”), such Defaulting Committed Purchaser shall not be entitled to any applicable fees or interest accruing to it during such Default Period under this Agreement and its Note (without prejudice to the rights of the Non-Defaulting Committed Purchasers in respect of such fees and interest).

(c) Amendments, Etc. Notwithstanding the provisions of Section 9.1 or any other provision of this Agreement to the contrary, during such period as a Committed Purchaser is a Defaulting Committed Purchaser, to the fullest extent permitted by applicable law such Committed Purchaser shall not be entitled to vote in respect of amendments and waivers hereunder and the Commitment and the Percentage Interest of the Aggregate Note Balance of such Committed Purchaser hereunder shall not be taken into account in determining whether the requisite vote has been obtained with respect to any matter; provided, that any such amendment or waiver that would (A) increase or extend the term of the Commitment of such Defaulting Committed Purchaser, (B) extend the date fixed for the payment of principal or interest owing to such Defaulting Committed Purchaser hereunder, (C) reduce the principal amount of any obligation owing to such Defaulting Committed Purchaser, (D) reduce the amount of or the rate of interest on any amount accrued prior to the Default Period and owing to such Defaulting Committed Purchaser, or of any fee incurred prior to the Default Period and payable to such Defaulting Committed Purchaser hereunder (except as contemplated by Section 2.9(b) hereof), or (E) alter the terms of this proviso, shall require the consent of such Defaulting Committed Purchaser.

(d) Cure. If the Issuer and the Administrative Agents agree in writing that a Committed Purchaser that is a Defaulting Committed Purchaser should no longer be deemed to be a Defaulting Committed Purchaser, the Administrative Agents will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, such Committed Purchaser shall purchase such portions of the Aggregate Note Balance of the other Committed Purchasers, and/or make such other adjustments, as the Administrative Agents may determine to be necessary to cause the Committed Purchasers to hold a portion of Aggregate Note Balance on a pro rata basis in accordance with their respective Commitments, whereupon such Committed Purchaser shall cease to be a Defaulting Committed Purchaser and will be a Non-Defaulting Committed Purchaser; provided that no adjustments shall be made retroactively with respect to fees and interest accrued while such Committed Purchaser was a Defaulting Committed Purchaser; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Committed Purchaser to Non-Defaulting Committed Purchaser shall constitute a waiver or release of any claim of any party hereunder arising from such Committed Purchaser’s having been a Defaulting Committed Purchaser.

ARTICLE 3 CONDITIONS PRECEDENT

3.1. Conditions to Effectiveness. The following shall be conditions precedent to the effectiveness of this Agreement:

(a) the representations and warranties of AmeriCredit, the Titling Trust and the Issuer set forth or referred to in Article 4 hereof shall be true and correct in all material respects on the date hereof (the “Effective Date”) as though made on and as of the Effective Date (except for representations and warranties which relate to a specific date, which shall be true and correct as of such date), and no event which of itself or with the giving of notice or lapse of time, or both, would constitute a Termination Event shall have occurred and be continuing on the Effective Date;

(b) the Supplemental Fee Letter shall have been executed and delivered by the Issuer and AmeriCredit to the Administrative Agents;

(c) the Administrative Agents and the Agents shall have received on the Effective Date the following items, each of which shall be in form and substance satisfactory to the Agents:

(i) an Officer’s Certificate of the Seller confirming the satisfaction of the conditions set forth in clause (a) (as to representations and warranties of Seller only);

(ii) an Officer’s Certificate of AmeriCredit confirming the satisfaction of the conditions set forth in clause (a) (as to representations and warranties of AmeriCredit and the Titling Trust only) above;

(iii) an Officer’s Certificate of the Issuer confirming the satisfaction of the conditions set forth in clause (a) (as to representations and warranties of the Issuer only) above;

(iv) a copy of (A) the charter and by-laws of, and an incumbency certificate with respect to its officers executing any of the Related Documents on the Effective Date on behalf of each of AmeriCredit and the Seller, certified by its authorized officer, and (B) resolutions of the Board of Directors (or an authorized committee thereof) of each of AmeriCredit and the Seller with respect to the Related Documents to which it is party, certified by its authorized officer;

(v) a certificate issued no earlier than thirty (30) days prior to the Effective Date by an appropriate Governmental Authority evidencing the legal existence and good standing of each of the Seller, the Issuer, the Titling Trust and AmeriCredit;

(vi) the favorable written opinions of counsel for the Seller, AmeriCredit and the Issuer addressed to the Administrative Agents and each Agent and Purchaser, or accompanied by a letter providing that the Administrative Agents and each Agent and Purchaser may rely on such opinions as if they were addressed to them, and dated as of the date hereof, covering general corporate matters, the due execution and delivery of, and the enforceability of, each of the Related Documents to which the Seller, AmeriCredit and the Issuer is party, true sale, bankruptcy, security interest and tax matters and such other matters as an Administrative Agent or any Agent may request;

(vii) an executed version of all Related Documents;

(viii) evidence satisfactory to the Administrative Agents that financing statements duly authorized by AmeriCredit, the Issuer and the Seller or other, similar instruments or documents, as may be necessary or, in the opinion of an Administrative Agent or any Agent or Purchaser, desirable under the Uniform Commercial Code of all appropriate jurisdictions or any comparable law to perfect the transfers (including grants of security interests) under the Related Documents have been delivered and, if appropriate, have been duly filed or recorded and that all filing fees, taxes or other amounts required to be paid in connection therewith have been paid;

(ix) certified copies of requests for information or copies (or a similar search report certified by a party acceptable to the Administrative Agents), dated a date reasonably near to the Effective Date, listing all effective financing statements which name AmeriCredit, the Issuer and the Seller (under its present name and any previous name) as debtor and which are filed in the jurisdictions in which the statements referred to in clause (x) above were or are to be filed, together with copies of such financing statements (none of which, other than financing statements naming the party under the Related Documents to which transfers (including grants of security interests) thereunder purport to have been made shall cover any of the property purported to be conveyed thereunder);

(x) counterparts of this Agreement (whether by facsimile or otherwise) executed by each of the Issuer, the Seller, the Servicer, the Administrative Agents and the Purchasers; and

(xi) such additional documents, instruments, certificates or letters as an Administrative Agent or any Agent or Purchaser may reasonably request.

(d) the Notes shall have been duly issued in accordance with the Exchange Note Supplement and the Indenture and the 2011-A Exchange Note Collection Account, the Indenture Collection Account and the Security Deposit Account shall have been established with the Indenture Trustee;

(e) the Issuer and AmeriCredit shall have paid all fees payable on or before the date of such Borrowing to each Administrative Agent (for its own account or for the account of the initial Purchasers and Agents) described in the Supplemental Fee Letters and all reasonable and appropriately invoiced costs and expenses of the Administrative Agents and the initial Agents and Purchasers payable by the Servicer or the Issuer, to the extent provided herein, in connection with the transactions contemplated hereby;

(f) the Administrative Agents and the Agents shall have received the duly executed Note registered in the name of each Agent as nominee on behalf of the Purchasers in its Purchaser Group in a face amount equal to its Maximum Purchase Amount of such Purchaser Group.

(g) [reserved];

(h) the 2011-A Exchange Note shall have been duly authorized, executed and issued by the Titling Trust, authenticated by Wells Fargo Bank, National Association, as administrative agent under the Exchange Note Supplement, and delivered to the Indenture Trustee.

(i) each initial CP Conduit shall have received evidence satisfactory to such CP Conduit that its purchase of Notes hereunder will not result in a reduction or withdrawal of the rating of its Commercial Paper Notes by Moody’s, Standard & Poor’s or any other nationally recognized rating agency rating its Commercial Paper Notes.

3.2. Condition to Purchases. The following shall be conditions precedent to the obligation of any Purchaser to purchase its share of any Additional Principal Amount on any Purchase Date (including the Effective Date):

(a) the Administrative Agents and Agents shall have timely received a properly completed Borrowing Notice, which shall include a Borrowing Base Confirmation and Schedule of 2011-A Lease Agreements and 2011-A Leased Vehicles to be included in the Designated Pool;

(b) (i) all interest, fees, expenses and all other amounts then due and payable to each Administrative Agent or any Purchaser or Agent hereunder shall have been paid, and (ii) no Termination Event, and no event, circumstance or condition that, after the giving of notice or the lapse of time, or both, would constitute a Termination Event, shall have occurred and be continuing; provided that if (x) a Borrowing Base Deficiency exists as a result of a change in the Advance Rate, and (y) no other Termination Event or event that, after the giving of notice or the lapse of time, would constitute a Termination Event, shall have occurred and be continuing, then the foregoing conditions of this Section 3.2(b)(ii) shall not prevent a purchase if, after giving effect to such purchase and the application of the proceeds thereof, no Borrowing Base Deficiency would exist;

(c) in the case of any Borrowing Date, all conditions to the issuance of the Additional Principal Amount to occur on such Borrowing Date set forth in the Indenture (including, but not limited to, Section 3.24 of the Indenture) or any other Related Document shall have been satisfied;

(d) after giving effect to the issuance of the Notes or the issuance of the Additional Principal Amount to occur on such Borrowing Date, all representations and warranties of the Seller, the Issuer and the Servicer contained herein or in the Related Documents or otherwise made in writing pursuant to any of the provisions hereof or thereof shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of such date (other than representations and warranties in Section 4.1(f) which specifically relate to an earlier date, which shall be true and correct in all material respects as of such earlier date);

(e) after giving effect to the issuance of the Notes or the purchase of any Additional Principal Amount to occur on such Borrowing Date, the Aggregate Note Balance shall be equal to or less than the Facility Limit and, in the case of a Committed Purchaser, such Committed Purchaser’s Percentage Interest in the Aggregate Note Balance shall be equal to or less than its Adjusted Commitment;

(f) a Subservicer Event shall not have occurred or be continuing;

(g) in the case of each Borrowing Date, the Issuer shall have delivered to the Administrative Agents an Officer’s Certificate dated such Borrowing Date certifying that the conditions described in subsections 3.2(a) through 3.2(e) have been satisfied;

(h) [reserved];

(i) [reserved];

(j) [reserved];

(k) [reserved];

(l) in the case of any CP Conduit, such CP Conduit’s Support Facilities shall be in full force and effect; and

(m) the representations and warranties with respect to the 2011-A Lease Agreements and the 2011-A Leased Vehicles set forth in Section 2.06 of the Basic Servicing Agreement shall be true and correct in all respects.

ARTICLE 4 REPRESENTATIONS AND WARRANTIES

4.1. Representations and Warranties of AmeriCredit, the Seller, the Titling Trust and the Issuer. AmeriCredit, the Seller and the Issuer each severally, with respect to itself only (or in the case of AmeriCredit, with respect to itself and the Titling Trust), represents and warrants to the Purchasers, the Agents and the Administrative Agents that its representations and warranties (individually or as Seller or Servicer, as applicable) set forth in the Related Documents are true and correct as of the date hereof (except for representations or warranties which relate to a specific date, which shall be true and correct as of such date). AmeriCredit, the Seller and the Issuer each severally, with respect to itself only (or in the case of AmeriCredit, with respect to itself and the Titling Trust), further represents and warrants to, and agrees with, each Purchaser and Agent and the Administrative Agents that, as of the date hereof and as of each Borrowing Date (unless otherwise set forth below):

(a) It is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of the State of Delaware as a corporation (if AmeriCredit), a limited liability company (if the Seller) or a Delaware statutory trust (if the Issuer), with full power and authority under such laws to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement and the Related Documents to which it is a party. The Titling Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification necessary.

(b) It has the power and authority to execute, deliver and perform this Agreement and the Related Documents to which it is a party and all the transactions contemplated hereby and thereby and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and such Related Documents. When executed and delivered, each of this Agreement and each such Related Document will constitute its legal, valid and binding agreement, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and other laws of general applicability relating to or affecting creditors’ rights generally. The enforceability of its obligations under such agreements is also subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and indemnification sought in respect of securities laws violations may be limited by public policy. The Titling Trust has the requisite corporate or other power, authority and legal right and all governmental licenses, authorizations, consents and approvals necessary to own, pledge, mortgage, lease and operate its properties and conduct the business in which it is engaged, including the origination and ownership of the 2011-A Lease Agreements and 2011-A Leased Vehicles.

(c) No consent, license, approval or authorization of, or registration with, any governmental authority, bureau or agency is required to be obtained in connection with its execution, delivery or performance of each of this Agreement or any Related Documents that has not been duly obtained and which is not and will not be in full force and effect on the Effective Date, except such that may be required by the blue sky laws of any state and except those which the failure to obtain individually or in the aggregate, would not have a material adverse effect on it or the transactions contemplated by, or its ability to perform its obligations under, this Agreement or the Related Documents to which it is a party.

(d) The execution, delivery and performance by it of each of this Agreement and the Related Documents to which it is a party do not violate any provision of any existing law or Regulation applicable to it, any order or decree of any court to which it is subject, its charter or by laws or other formation documents or any mortgage, indenture, contract or other agreement to which it is a party or by which it or any significant portion of its properties is bound (other than violations of such laws, regulations, orders, decrees, mortgages, indentures, contracts and other agreements which do not affect the legality, validity or enforceability of any of such agreements or the 2011-A Lease Agreements or the related 2011-A Leased Vehicles and which, individually or in the aggregate, would not have a material adverse effect on it or the transactions contemplated by, or its ability to perform its obligations under, this Agreement or the Related Documents to which it is a party).

(e) To its knowledge, except to the extent already disclosed in writing to the Administrative Agents and the Purchasers, there is no litigation or administrative proceeding before any court, tribunal or governmental body presently pending or threatened, against it with respect to this Agreement and the Related Documents to which it is a party, the transactions contemplated hereby or thereby or the issuance of the Notes, and there is no such litigation or proceeding against it or any significant portion of its properties, in each case which would have a material adverse effect on it or the transactions contemplated by, or its ability to perform its respective obligations under, this Agreement or the Related Documents to which it is a party.

(f) It has delivered to the Administrative Agents and each Agent complete and correct copies of, in the case of AmeriCredit, the audited consolidated balance sheet of the Seller as of December 31, 2010, and the related audited consolidated statements of income, shareholders’

equity and cash flows for the fiscal year then ended, accompanied by the opinion of its independent certified public accountants within thirty (30) days after which such documents have been filed with the Securities and Exchange Commission. Such financial statements fairly present in all material respects the financial condition of the Seller as of such date and the results of its operations for the period ended on such date, all in accordance with United States generally accepted accounting principles, consistently applied, and since December 31, 2010 there has been no material adverse change in its condition or operations.

(g) The issuance and sale of the Notes is exempt from the registration requirements of the Securities Act; the Indenture is exempt from qualification under the Trust Indenture Act, and none of the Seller, the Titling Trust or the Issuer is required to be registered under the Investment Company Act.

(h) On the Effective Date and after giving effect to the issuance of the Notes, no Termination Event has occurred and is continuing, and no event, act or omission has occurred and is continuing which, with the lapse of time, the giving of notice or both, would constitute a Termination Event.

(i) No proceeds of any Borrowing will be used by the Issuer to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

(j) The chief executive office of the Issuer is located at the Corporate Trust Office (as defined in the Trust Agreement).

(k) The Issuer is solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement and the Program Documents. The Issuer has no Indebtedness to any Person other than pursuant to this Agreement and the other Program Documents. The Issuer, after giving effect to the transactions contemplated by this Agreement and the other Program Documents, will have adequate funds to conduct its business in the foreseeable future.

(l) The Issuer has filed on a timely basis all tax returns (including, without limitation, foreign, federal, state, local and otherwise) required to be filed, is not liable for taxes payable by any other Person and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from the Issuer. No tax lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such tax, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by the Issuer in connection with the execution and delivery of this Agreement and the other Program Documents and the transactions contemplated hereby or thereby including the transfer of the 2011-A Exchange Note to the Issuer have been paid or shall have been paid if and when due at or prior to the Effective Date and the relevant Transfer Date, as the case may be.

(m) Each Servicer’s Certificate and Borrowing Base Confirmation is accurate in all material respects as of the date thereof.

(n) The 2011-A Exchange Note was purchased by, or contributed to, the Issuer on the Closing Date pursuant to the 2011-A Exchange Note Transfer Agreement.

(o) All information heretofore or hereafter furnished by or on behalf of the Issuer to any Purchaser, an Administrative Agent or any Agent in connection with this Agreement or any transaction contemplated hereby is and will be true and complete in all material respects and does not and will not omit to state a material fact necessary to make the statements contained therein not misleading.

(p) Each of the Issuer and the Titling Trust is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) to the Pension Benefit Guaranty Corporation (or any successor thereto) under ERISA.

(q) There has been no material adverse change in the condition (financial or otherwise), business, operations, results of operations, or the property of the Issuer.

(r) Neither the Issuer nor the Titling Trust is an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and is exempt from all provisions of such Act.

(s) The Issuer has no trade names, fictitious names, assumed names or “doing business as” names.

(t) Each of the Issuer and the Titling Trust is operated as an entity with assets and liabilities distinct from those of AmeriCredit and any other Affiliates of the Issuer or the Titling Trust, and each of the Issuer and the Titling Trust hereby acknowledges that the Administrative Agents, each of the Agents and each of the Purchasers are entering into the transactions contemplated by this Agreement in reliance upon the Issuer’s identity and the Titling Trust’s identity as a separate legal entity from AmeriCredit and each such Affiliate.

There is not now, nor will there be at any time in the future, any agreement or understanding between AmeriCredit or any Affiliate and the Issuer (other than as expressly set forth herein) providing for the allocation or sharing of obligations to make payments or otherwise in respect of any taxes, fees, assessments or other governmental charges.

(u) The Issuer does not own or hold, directly or indirectly, any capital stock or equity security of, or any equity interest in, any Person.

(v) The 2011-A Exchange Note Transfer Agreement is the only agreement pursuant to which the Issuer purchases the 2011-A Exchange Note, and the Program Documents delivered to the Administrative Agents represent all material agreements between AmeriCredit, on the one hand, and the Issuer, on the other. The Issuer has furnished to the Agent true, correct and complete copies of each Program Document to which the Issuer is a party, each of which is in full force and effect. Neither the Issuer nor any Affiliate party thereto is in default of any of its obligations thereunder in any material respect. Upon the purchase of the 2011-A Exchange Note pursuant to the 2011-A Exchange Note Transfer Agreement, the Issuer shall be the lawful owner of, and have good title to, such 2011-A Exchange Note and all assets relating thereto, free and clear of any Liens. The 2011-A Exchange Note is transferred to the Issuer without recourse to the Seller except as described in the 2011-A Exchange Note Transfer Agreement. The purchase of such 2011-A Exchange Note by the Issuer constitutes a valid and true sale for consideration (and not merely a pledge of such assets for security purposes) enforceable against creditors of the Seller, and no such assets shall constitute property of the Seller.

(w) On each Borrowing Date on which the Securitization Value of the Eligible Collateral Assets is greater than zero, the Issuer Trust Certificates will represent a percentage greater than 5% of the Securitization Value of the Eligible Collateral Assets.

(x) All 2011-A Lease Agreements included in the Borrowing Base as of the most recently delivered Servicer’s Certificate or Borrowing Base Confirmation are Eligible Leases.

ARTICLE 5 COVENANTS

5.1. Covenants. Each of AmeriCredit, the Seller and the Issuer, severally covenants and agrees, in each case as to itself individually or in its capacity as Seller or Servicer, as applicable, each with respect to itself only, that through the Termination Date and thereafter so long as any amount of the Aggregate Note Balance shall remain outstanding or any monetary obligation arising hereunder shall remain unpaid, unless the Required Purchasers shall otherwise consent in writing, that:

(a) Each of the Issuer, AmeriCredit, the Seller and the Servicer shall perform in all material respects each of the respective agreements, warranties and indemnities applicable to it under the Related Documents to which it is a party and comply in all material respects with each of the respective terms and provisions applicable to it under the Related Documents to which it is party, which agreements, warranties and indemnities are hereby incorporated by reference into this Agreement as if set forth herein in full;

(b) The Issuer, the Seller and the Servicer, as applicable, shall promptly furnish to the Administrative Agents and each Agent (i) a copy of each certificate, report, statement, notice or other communication furnished by or on behalf of the Issuer, the Seller or the Servicer, as applicable, to the holders of Notes, to the Indenture Trustee, to the Collateral Agent or, to the extent the Notes are rated by any Rating Agency, to such Rating Agency concurrently therewith and furnish to the Administrative Agents promptly after receipt thereof a copy of each notice, demand or other communication received by or on behalf of the Issuer, the Seller, or the Servicer, as applicable, pursuant to this Agreement, the Servicing Agreement, the Exchange Note Supplement or the Indenture, and (ii) such other information, documents, records or reports respecting the 2011-A Lease Agreements, the 2011-A Leased Vehicles, the Collateral, the Issuer, the Seller or the Servicer which is in the possession or under the control of the Issuer, the Seller or the Servicer, as the case may be, as an Administrative Agent or any such Agent may from time to time reasonably request;

(c) Without limitation of the provisions of subsection 5.1(b) above, the Servicer shall furnish to the Administrative Agents and each Agent (i) with respect to each Payment Date, a copy of the completed report furnished to the Indenture Trustee pursuant to Section 2.09(a) of the Servicing Agreement, (ii) a copy of each Officer’s Certificate furnished to the Indenture Trustee pursuant to Section 2.09(c) of the Servicing Agreement, and (iii) a copy of each annual certified public accountants’ reports received by the Indenture Trustee pursuant to Section 2.09(b) the Servicing Agreement;

(d) The Servicer shall deliver (or cause the Seller to deliver) to the Administrative Agents and each Agent (i) within ninety (90) days following the end of each fiscal year, beginning with the fiscal year ending December 31, 2011, the audited consolidated balance sheet of the Servicer as of the end of such fiscal year, and the related audited consolidated statements of income and cash flows for such fiscal year, prepared in accordance with generally accepted accounting principles and accompanied by the opinion of its independent certified public accountants and (ii) within forty-five (45) days following the end of each of its fiscal quarters, beginning with the fiscal quarter ending March 31, 2011, the unaudited consolidated balance sheet of the Servicer as of the end of such fiscal quarter, and the related unaudited consolidated statements of income and cash flows for such fiscal quarter, prepared in accordance with generally accepted accounting principles;

(e) Each of the Issuer, the Seller and the Servicer shall furnish to the Administrative Agents and each Agent promptly after known to such party, information with respect to any action, suit or proceeding involving such party or any of its Affiliates by or before any court or any Governmental Authority which, if adversely determined, would have a material and adverse effect on such party or the transactions contemplated by, or such party’s ability to perform its obligations under, this Agreement or the Related Documents;

(f) Each of the Servicer, the Seller and the Issuer, as applicable, will, at any time and from time to time during regular business hours, on at least five (5) Business Days’ (or if a Termination Event or event or condition which, with the passage of time or the giving of notice, or both, would become a Termination Event has occurred, one Business Day’s) notice to the Seller, the Servicer and the Issuer, as the case may be, permit an Administrative Agent and each Agent, or its agents or representatives, at the sole cost and expense of AmeriCredit, provided that so long as no Termination Event or event or condition which, with the passage of time or the giving of notice, or both, would become a Termination Event has occurred, AmeriCredit shall only be liable for the costs and expenses of one visit and examination of the type contemplated by this Section 5.1(f) per calendar year, (i) to examine all books, records and documents (including computer tapes and disks) in the possession or under the control of the Seller, the Servicer or the Issuer, as the case may be, relating to the 2011-A Lease Agreements and the related 2011-A Leased Vehicles, and (ii) to visit the offices and properties of the Seller, the Servicer or the Issuer, as applicable, for the purpose of examining such materials described in clause (i) above. Any information obtained by an Administrative Agent or an Agent pursuant to this subsection 5.1(f) shall be held in confidence by the Administrative Agents or such Agent, as applicable, in accordance with the provisions of Section 6.2 hereof, except that an Administrative Agent or such Agent may disclose such information to any Purchaser which shall hold such information in accordance with the provisions of Section 6.2 hereof;

(g) The Servicer shall furnish to the Administrative Agents and each Agent, promptly after the occurrence of any Termination Event, a certificate of an appropriate officer of the Servicer setting forth the circumstances of such Termination Event and any action taken or proposed to be taken by the Servicer or the applicable Seller with respect thereto;

(h) AmeriCredit covenants with the Administrative Agents, the Agents and the Purchasers that, if a Rating is requested pursuant to Section 2.4(b), AmeriCredit will execute and deliver a written representation (each, a “17g-5 Representation”) to the nationally recognized statistical rating organization hired under Section 2.4(b) to rate the Notes (the “Hired NRSRO”), which satisfies the requirements of paragraph (a)(3)(iii) of Rule 17g-5 and AmeriCredit will comply with and will cause the Seller to comply with the 17g-5 Representations; and

(i) On any date on which the Securitization Value of the Eligible Collateral Assets is greater than zero and so long as any Notes remain Outstanding (1) AmeriCredit shall own the Issuer Trust Certificates; (2) the Issuer Trust Certificates shall represent at least 5% of the Securitization Value of the Eligible Collateral Assets; (3) AmeriCredit shall not enter into any credit risk mitigation, short positions or any other hedges with respect to the Issuer Trust Certificates or the Indenture Collateral; (4) in each Servicer Report, AmeriCredit shall represent (a) that it continues to own the Issuer Trust Certificates and (b) that no credit risk mitigation, short positions or any other hedges with respect to the Issuer Trust Certificates or the Indenture Collateral have been entered into; and (5) AmeriCredit shall provide to any Noteholder which is subject to European Union Directive 2006/48/EC (the “CRD”) all information which such Noteholder would reasonably require in order for such Noteholder to comply with its obligations under Article 122a(4) and (5) of the CRD.

5.2. Appointment of New Independent Director. The Seller shall give the Administrative Agents, each of the Agents and the Servicer prior written notice before appointing a new director of the Seller as the “Independent Director” for purposes of this Agreement, such notice to be issued not less than ten (10) days prior to the effective date of such appointment and to certify that the designated Person satisfies the criteria set forth in the definition herein of “Independent Director.”

ARTICLE 6 MUTUAL COVENANTS REGARDING CONFIDENTIALITY

6.1. Covenants.

6.2. Each of the Issuer, GMF (individually and as Seller) and AmeriCredit (individually and as Servicer) severally and with respect to itself only, covenants and agrees to hold in confidence, and not disclose to any Person, the terms of this Agreement (including any fees payable in connection with this Agreement or the identity of any CP Conduit which is a purchaser or beneficial owner of Notes under this Agreement), except as the Administrative Agents or such Agent or Purchaser may have consented to in writing prior to any proposed disclosure and except it may disclose such information (i) to its officers, employees, agents and legal advisors who are directly involved in the consideration of this Agreement (and then only on a confidential basis) and (ii) as required by applicable law or compulsory legal process; provided, that, in the case of clause (ii), the Seller, the Issuer, AmeriCredit or the Servicer, as applicable, will use all reasonable efforts to maintain confidentiality and will (unless otherwise prohibited by law) notify the affected Administrative Agent, Agent or Purchaser of its intention to make any such disclosure prior to making such disclosure.

6.3. Covenants of Purchasers. Subject to the provisions of Section 8.1(c) hereof, each Administrative Agent and each Agent and Purchaser, severally and with respect to itself only, covenants and agrees that any nonpublic information obtained by it pursuant to this Agreement shall be held in confidence (it being understood that documents provided to an Administrative Agent or any Agent or Purchaser hereunder may in all cases be distributed to the Administrative Agents or to any Agent or Purchaser) except that an Administrative Agent or such Agent or Purchaser may disclose such information (i) pursuant to the order of any court or administrative agency or in any pending legal or administrative proceeding (whether or not having the force or effect of law) provided that, unless prohibited by a Requirement of Law, such Administrative Agent or such Agent or Purchaser shall provide prompt notice of such order to the affected party, (ii) upon the request or demand of any regulatory authority having or claiming jurisdiction over such Administrative Agent or any Agent or Purchaser or any of its affiliates, (iii) as required by applicable law, (iv) to the extent that such information becomes publicly available other than by reason of improper disclosure by an Administrative Agent or such Agent or Purchaser, (v) to its affiliates, officers, directors, employees, legal counsel, independent auditors, accountants, advisors, investors, potential investors, rating agencies, commercial paper dealers, providers of surety, guaranty, credit or liquidity enhancement (including the directors, officers and accountants of such surety, guaranty, credit or liquidity enhancement provider), legal counsel of any of the foregoing and other experts or agents who need to know such information and are informed of the confidential nature of such information (provided that the Persons permitted to make such disclosures under clauses (i), (ii) and (iii) of this Section 6.2 shall also include credit or liquidity enhancers of a Purchaser), (vi) for purposes of establishing a “due diligence” defense, (vii) which was available to an Administrative Agent or such Agent or Purchaser on a nonconfidential basis from a source other than the affected party, provided that such source was not to the knowledge of such Administrative Agent or such Agent or Purchaser bound by a confidentiality agreement with the affected party, (viii) has been independently acquired or developed by an Administrative Agent or such Agent or Purchaser without violating any of such Administrative Agent’s or such Agent or Purchaser’s obligations under this Agreement, (ix) if such disclosure has been approved in writing in advance by AmeriCredit (x) regarding the existence of this Agreement, but not the financial terms thereof, or (xi) at any time following the date three years after the date of this Agreement. No disclosure pursuant to subsection (xi) shall be made if the confidential information consists of non-public personal information, which shall include all Personally Identifiable Financial Information (as defined herein) in any list, description or other grouping of consumers/customers, and publicly available information pertaining to them, that is derived using any Personally Identifiable Financial Information that is not publicly available, and shall further include all Non-Public Personally Identifiable Information as defined by federal regulations implementing the Gramm-Leach-Bliley Act, as amended from time to time. “Personally Identifiable Financial Information” means any information a consumer provides to a party in order to obtain a financial product or service, any information a party otherwise obtains about a consumer in connection with providing a financial product or service to that consumer, and any information about consumer resulting from any transaction involving a financial product or service between a party and a consumer. Personally Identifiable Financial Information may include, without limitation, a consumer’s first and last name, physical address, zip code, e-mail address, phone number, Social Security number, birth date, account number and any information that identifies, or when tied to the above information may identify, a consumer. In addition, each Administrative Agent and each Agent and Purchaser, severally and with respect to itself only, covenants and agrees that will not disclose such information to outside parties (except counsel, auditors and any nationally recognized statistical rating organization in compliance with Rule 17g-5 under the Securities Exchange Act of 1934 (or to any other rating agency in compliance with any similar rule or regulation in any relevant jurisdiction)) but may make disclosure.

ARTICLE 7 THE AGENTS

7.1. Appointment. Each Purchaser and each Agent hereby consents and agrees to the appointment of the Administrative Agents pursuant to the terms of the Indenture, and each such Purchaser and Agent irrevocably authorizes the Administrative Agents, as the agents for such Purchaser or Agent, to take such action on its behalf under the provisions of this Agreement and the other Related Documents and to exercise such powers and perform such duties hereunder and thereunder as are expressly delegated to each Administrative Agent by the terms of this Agreement and the other Related Documents, together with such other powers as are reasonably incidental thereto. Each Purchaser in each Purchaser Group hereby irrevocably designates and appoints the Agent for such Purchaser Group as the agent of such Purchaser under this Agreement, and each such Purchaser irrevocably authorizes such Agent, as the agent for such Purchaser, to take such action on its behalf under the provisions of the Related Documents and to exercise such powers and perform such duties thereunder as are expressly delegated to such Agent by the terms of the Related Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, neither an Administrative Agent nor any Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against an Administrative Agent or any Agent. To the extent that any provision of this Article 7 with respect to the relationship between an Agent and the Purchasers in its Purchaser Group conflicts with any agreement between such Purchasers and such Agent set forth in any agreement with respect to a Support Facility, the terms of such other agreement will control.

7.2. Delegation of Duties. Each Agent may execute any of its duties under any of the Related Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

7.3. Exculpatory Provisions. Neither any Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable to any of the Purchasers for any action lawfully taken or omitted to be taken by it or such Person under or in connection with any of the Related Documents (except for its or such Person’s own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by the Seller, the Issuer, AmeriCredit, the Servicer, an Administrative Agent, the Collateral Agent, the Backup Servicer, or the Indenture Trustee or any officer thereof contained in any of the Related Documents or in any certificate, report, statement or other document referred to or provided for in, or received by an Agent under or in connection with, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any of the Related Documents or for any failure of the Seller, the Issuer, AmeriCredit, the Servicer, an Administrative Agent, the Collateral Agent, the Backup Servicer, or the Indenture Trustee to perform its obligations thereunder. No Agent shall be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any of the other Related Documents, or to inspect the properties, books or records of the Seller, the Issuer, AmeriCredit, the Servicer, an Administrative Agent, the Collateral Agent, the Backup Servicer, or the Indenture Trustee.

7.4. Reliance by Agents. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, written statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Agent), independent accountants and other experts selected by such Agent. Each Agent shall be fully justified in failing or refusing to take any action under any of the Related Documents unless it shall first receive such advice or concurrence of the Required Purchasers in its Purchaser Group as it deems appropriate or it shall first be indemnified to its satisfaction by the Purchasers or by the Committed Purchasers in its Purchaser Group, against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Related Documents in accordance with a request of (i) Purchasers in its Purchaser Group having Percentage Interests aggregating greater than 50% of the aggregate Percentage Interests of all Purchasers in such

Purchaser Group, and (ii) Committed Purchasers in its Purchaser Group having Commitments aggregating greater than 50% of the aggregate Commitments of all Committed Purchasers in such Purchaser Group, and such request and any action taken or failure to act pursuant thereto shall be binding upon all present and future Purchasers in such Purchaser Group.

7.5. Notices. No Agent shall be deemed to have knowledge or notice of the occurrence of any breach of this Agreement or the occurrence of any Termination Event unless such Agent has received notice from the Servicer, the Indenture Trustee or any Purchaser, referring to this Agreement and describing such event. In the event any Agent receives such a notice, it shall promptly give notice thereof to the Purchasers in its Purchaser Group. Each Agent shall take such action with respect to such event as shall be reasonably directed by (i) Purchasers in its Purchaser Group having Percentage Interests aggregating greater than 50% of the aggregate Percentage Interests of all Purchasers in such Purchaser Group, and (ii) Committed Purchasers in its Purchaser Group having Commitments aggregating greater than 50% of the aggregate Commitments of all Committed Purchasers in such Purchaser Group; provided that unless and until such Agent shall have received such directions, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event as it shall deem advisable in the best interests of the Purchasers or of the Purchasers in its Purchaser Group, as applicable.

7.6. Non-Reliance on Agents and Other Purchasers. Each Purchaser expressly acknowledges that no Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of the Seller, the Issuer, AmeriCredit, the Servicer, the Administrative Agents, the Collateral Agent, the Backup Servicer or the Indenture Trustee shall be deemed to constitute any representation or warranty by any Agent to any Purchaser. Each Purchaser represents to each Agent that it has, independently and without reliance upon any Agent or any other Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Seller, the Issuer, AmeriCredit, the Servicer, the Administrative Agents, the Collateral Agent, the Backup Servicer, the Indenture Trustee, the 2011-A Lease Agreements and the 2011-A Leased Vehicles and made its own decision to purchase its interest in the Notes hereunder and enter into this Agreement. Each Purchaser also represents that it will, independently and without reliance upon any Agent or any other Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis, appraisals and decisions in taking or not taking action under any of the Related Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Seller, the Issuer, AmeriCredit, the Servicer, the Administrative Agents, the Collateral Agent, the Backup Servicer, the Indenture Trustee, the 2011-A Lease Agreements and the 2011-A Leased Vehicles. Except for notices, reports and other documents received under Section 5 hereof, no Agent shall have any duty or responsibility to provide any Purchaser with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Seller, the Issuer, AmeriCredit, the Servicer, the Administrative Agents, the Collateral Agent, the Backup Servicer, the Indenture Trustee, the 2011-A Lease Agreements and the 2011-A Leased Vehicles which may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

7.7. Indemnification. The Committed Purchasers in each Purchaser Group agree to indemnify the Agent for such Purchaser Group in its capacity as such (without limiting the obligation (if any) of the Seller, the Issuer, AmeriCredit and the Servicer to reimburse such Agent for any such amounts), ratably according to their respective Commitments (or, if the Commitments have terminated, Percentage Interests), in each case from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including at any time following the payment of the obligations under this Agreement, including the Aggregate Note Balance) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of this Agreement, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Purchaser shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of an Agent resulting from its own gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the obligations under this Agreement, including the Aggregate Note Balance.

7.8. Agents in their Individual Capacity. Each Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with GMF, the Seller, the Issuer, AmeriCredit, the Servicer, the Administrative Agents, the Collateral Agent, the Backup Servicer, or the Indenture Trustee as though such Agent were not an agent hereunder. In addition, the Purchasers acknowledge that one or more Persons which are Agents may act (i) as administrator, sponsor or agent for one or more CP Conduits and in such capacity acts and may continue to act on behalf of each such CP Conduit in connection with its business, and (ii) as the agent for certain financial institutions under the liquidity and credit enhancement agreements relating to this Agreement to which any one or more CP Conduits is party and in various other capacities relating to the business of any such CP Conduit under various agreements. Any such Person, in its capacity as Agent, shall not, by virtue of its acting in any such other capacities, be deemed to have duties or responsibilities hereunder or be held to a standard of care in connection with the performance of its duties as an Agent other than as expressly provided in this Agreement. Any Person which is an Agent may act as an Agent without regard to and without additional duties or liabilities arising from its role as such administrator or agent or arising from its acting in any such other capacity.

7.9. Successor Agents. Any Agent may resign as Agent upon ten (10) days’ notice to the Purchasers in its Purchaser Group, the Administrative Agents and each other Agent, the Indenture Trustee, the Seller and the Servicer with such resignation becoming effective upon a successor agent succeeding to the rights, powers and duties of the Agent pursuant to this Section 7.9. If an Agent shall resign as Agent under this Agreement, then (i) Purchasers in its Purchaser Group having Percentage Interests aggregating greater than 51% of the aggregate Percentage Interests of all Purchasers in such Purchaser Group, and (ii) Committed Purchasers in its Purchaser Group having Commitments aggregating greater than 51% of the aggregate Commitments of all Committed Purchasers in such Purchaser Group shall appoint from among the Committed Purchasers in such Purchaser Group a successor agent for such Purchaser Group. Any successor agent shall succeed to the rights, powers and duties of resigning Agent, and the term “Agent” shall mean such successor agent effective upon its appointment, and the former Agent’s rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the retiring Agent’s resignation as Agent, the provisions of this Article 7 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

ARTICLE 8 SECURITIES LAWS; TRANSFERS

8.1. Transfers of Notes.

(a) Each Purchaser hereby makes each of the representations and warranties set forth in the form of Investment Letter attached hereto as Exhibit A to the Issuer on the Effective Date. Each Purchaser agrees that the beneficial interest in the Notes purchased by it will be acquired for investment only and not with a view to any public distribution thereof, and that such Purchaser will not offer to sell or otherwise dispose of any Note acquired by it (or any interest therein) in violation of any of the requirements of the Securities Act or any applicable state or other securities laws. Each Purchaser acknowledges that it has no right to require AmeriCredit, GMF or the Issuer to register, under the Securities Act of 1933, as amended, or any other securities law, the Notes (or the beneficial interest therein) acquired by it pursuant to this Agreement, any Joinder Supplement or any Transfer Supplement. Each Purchaser hereby confirms and agrees that in connection with any transfer or syndication by it of an interest in the Notes, such Purchaser has not engaged and will not engage in a general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(b) Each initial purchaser of a Note or any interest therein hereby certifies and any Assignee thereof or Participant therein shall certify to the Issuer, the Seller, the Servicer, the Indenture Trustee, the Administrative Agents and the Agent for its Purchaser Group that it is either (i) a citizen or resident of the United States, (ii) a corporation or other entity organized in or under the laws of the United States or any political subdivision thereof or (iii) a person not described in (i) or (ii) who is entitled to receive payments under this Agreement and with respect to the Notes without deduction or withholding of any United States federal income taxes and whose ownership of any interest in a Note will not result in any withholding obligation with respect to any payments with respect to the Notes by any Person and who will furnish to the Issuer, the Seller, the Servicer, the Indenture Trustee, the Administrative Agents, the Agent for its Purchaser Group, and to the Purchaser making the Transfer the forms described in subsection 2.5(c).

(c) Any sale, transfer, assignment, participation, pledge, hypothecation or other disposition (a “Transfer”) of a Note, a Commitment or any interest therein may be made only in accordance with this Section 8.1. Any partial Transfer (other than from a CP Conduit to a related Support Party) of an interest in a Note, a Commitment or any Purchaser Group Percentage by a Committed Purchaser shall be in respect of, at least $5,000,000 in the aggregate, which may be composed of (A) a portion of the Aggregate Note Balance or (B) to the extent in excess of a portion of the Aggregate Note Balance subject to such Transfer, Commitment hereunder. Any Transfer of an interest in a Note otherwise permitted by this Section 8.1 will be permitted only if it consists of a pro rata percentage interest in all payments made with respect to the Purchaser’s beneficial interest in such Note. No Note or any interest therein may be Transferred by Assignment or Participation to any Person (each, a “Transferee”) unless the Transferee is a Permitted Transferee and prior to the Transfer the Transferee shall have executed and delivered to the Agent and the Issuer an Investment Letter. A transferring Purchaser shall promptly notify the Servicer of each Transfer other than (x) an Assignment (with respect to which the Administrative Agents are obligated to deliver notice) and (y) a pledge or hypothecation to a Support Party by a Purchaser which is a CP Conduit.

Each of the Seller, the Issuer, AmeriCredit and the Servicer authorizes each Purchaser to disclose to any Transferee and Support Party and any prospective Transferee or Support Party any and all confidential information in the Purchaser’s possession concerning this Agreement or the

Related Documents or concerning the Collateral or such party which has been delivered to any Agent or such Purchaser pursuant to this Agreement or the Related Documents (including information obtained pursuant to rights of inspection granted hereunder) or which has been delivered to such Purchaser by or on behalf of AmeriCredit, the Seller, the Issuer and the Servicer in connection with such Purchaser’s evaluation of the 2011-A Lease Agreements and the 2011-A Leased Vehicles, AmeriCredit, the Seller, the Issuer or the Servicer prior to becoming a party to, or purchasing an interest in this Agreement or the Notes; provided that prior to any such disclosure, such Transferee or Support Party or prospective Transferee or Support Party shall have agreed in writing to comply with the confidentiality provisions of Section 6.2, and a copy of such written agreement as to compliance has been finished to the Servicer and the Administrative Agents (but it being understood that if the prospective Transferee is a CP Conduit that is proposing to become a member of a Purchaser Group that will continue to have the same Committed Purchaser and/or Support Party, no such prior agreement shall be required).

(d) Each Purchaser may, in accordance with applicable law, at any time grant participations in all or part of its Commitment or its interest in the Notes, including the payments due to it under this Agreement and the Related Documents (each, a “Participation”), to any Permitted Transferee (each such Permitted Transferee, a “Participant”); provided, however, that no Participation shall be granted to any Person (i) unless and until the Agent for such Purchaser’s Purchaser Group shall have consented thereto, (ii) the conditions to Transfer specified in this Agreement, including in subsection 8.1(c) hereof, shall have been satisfied, and (iii) that such Participation consists of a pro rata percentage interest in all payments made with respect to such Purchaser’s beneficial interest (if any) in the Notes. In connection with any such Participation, each Agent for a Purchaser Group shall maintain a register of each Participant of members of its Purchaser Group and the amount of each related Participation. Each Purchaser hereby acknowledges and agrees that (A) any such Participation will not alter or affect such Purchaser’s direct obligations hereunder, and (B) none of the Indenture Trustee, the Issuer, the Collateral Agent, the Backup Servicer, the Seller or the Servicer shall have any obligation to have any communication or relationship with any Participant. Each Purchaser and each Participant shall comply with the provisions of subsection 2.5(c) of this Agreement. No Participant shall be entitled to Transfer all or any portion of its Participation, without the prior written consent of the Agent for its Purchaser Group. Each Participant shall be entitled to receive additional amounts and indemnification pursuant to Sections 2.4, 2.5 and 2.6 hereof as if such Participant were a Purchaser and such Sections applied to its Participation; provided, in the case of Section 2.5, that such Participant has complied with the provisions of subsection 2.5(c) hereof as if it were a Purchaser; provided, further, no Participant shall be entitled to receive additional amounts or indemnification in amounts in excess of those the participating Purchaser would have been entitled to receive in respect of the amount of the participation transferred to such Participant had no such participation occurred. Each Purchaser shall give the Agent for its Purchaser Group notice of the consummation of any sale by it of a Participation. It shall be a further condition to the grant of any Participation that the Participant shall have certified, represented and warranted that (i) it is entitled to (A) receive payments with respect to its participation without deduction or withholding of any United States federal income taxes and (B) an exemption from United States backup withholding tax, and (ii) to the extent such Participant has not otherwise directly provided such forms to the Issuer, the Seller, the Servicer and the Indenture Trustee, (A) prior to the date on which the first interest payment is due to such Participant, such Participant will provide to the Issuer, AmeriCredit, the Servicer and Indenture Trustee, the forms described in subsection 2.5(c) (subject to the Issuer’s consent, as applicable and as set forth therein) as though the Participant were a Purchaser, and (B) such Participant similarly will provide subsequent forms as described in subsection 2.5(c) with respect to such participant as though it were a Purchaser.

(e) Each Purchaser may with the consent of the Agent for its Purchaser Group and in accordance with applicable law, sell, transfer or assign to any Permitted Transferee (each, an “Assignee”) all or any part of its Commitment (if any) or its interest in the Notes and its rights and obligations under this Agreement and the Related Documents pursuant to an agreement substantially in the form attached hereto as Exhibit B hereto (a “Transfer Supplement”), executed by such Assignee and such Purchaser and delivered to the Agent for its Purchaser Group for its acceptance and consent; provided, however, that (i) no such assignment or sale shall be effective unless and until the conditions to Transfer specified in this Agreement, including in subsection 8.1(c) hereof, shall have been satisfied, (ii) no assignment or sale by a Committed Purchaser shall be effective without the consent of the CP Conduit in its Purchaser Group, (iii) no assignment or sale which results in the addition of a new Purchaser Group shall be effective without the consent of the Administrative Agents (which consent shall not unreasonably be withheld), and (iv) in no event shall the consent of an Agent, the Administrative Agents or the Issuer be required in the case of an assignment by a CP Conduit of its interest in the Notes and its rights and obligations under this Agreement and the Related Documents to any one or more of its Committed Purchasers in its Purchaser Group or to any Support Party with respect to such CP Conduit; provided, further, however, that, with respect to any Assignment by one member of a Purchaser Group to another Person already a member of such Purchaser Group of its rights with respect to the Note (but none of its Commitment, if any), it shall not be necessary to execute a Transfer Supplement so long as the Agent for such Purchaser Group gives prompt written notice of such Assignment to the Administrative Agents, the Servicer and the Issuer. From and after the effective date determined pursuant to such Transfer Supplement, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Transfer Supplement, have the rights and obligations of a Purchaser hereunder as set forth therein and (y) the transferor Purchaser shall, to the extent provided in such Transfer Supplement, be released from its Commitment and other obligations under this Agreement; provided, however, that after giving effect to each such Assignment, the obligations released by any such Purchaser shall have been assumed by an Assignee or Assignees. Such Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Assignee and the resulting adjustment of Percentage Interests, Purchaser Group Percentages or Liquidity Percentages arising from the Assignment. Upon its receipt and acceptance of a duly executed Transfer Supplement, the Agent for the applicable Purchaser Group (or, in the case of an Assignment by which a new Purchaser Group is added to this Agreement, the Administrative Agents) shall on the effective date determined pursuant thereto give notice of such acceptance to the Issuer, the Seller, the Servicer and the Indenture Trustee.

Upon instruction to register a transfer of a Purchaser’s beneficial interest in the Notes (or portion thereof) and surrender for registration of transfer of such Purchaser’s Note(s) (if applicable) and delivery to the Issuer of an Investment Letter, executed by the registered owner (and the beneficial owner if it is a Person other than the registered owner), and receipt by the Indenture Trustee of a copy of the duly executed related Transfer Supplement and such other documents as may be required under this Agreement, such beneficial interest in the Notes (or portion thereof) shall be transferred in the records of the Indenture Trustee and the applicable Agent and, if requested by the Assignee, new Notes shall be issued to the Assignee and, if applicable, the transferor Purchaser in amounts reflecting such Transfer as provided in the Indenture. Successive registrations of Transfers as aforesaid may be made from time to time as desired, and each such registration of a transfer to a new registered owner shall be noted on the Note Register.

(f) Each Purchaser may pledge its interest in the Notes to any Federal Reserve Bank as collateral in accordance with applicable law.

(g) Any Purchaser shall have the option to change its Investing Office, provided that such Purchaser shall have prior to such change in office complied with the provisions of subsection 2.5(c) hereof and provided further that such Purchaser shall not be entitled to any amounts otherwise payable under Section 2.4 or 2.5 hereof resulting solely from such change in office unless such change in office was mandated by applicable law or by such Purchaser’s compliance with the provisions of this Agreement.

(h) Each Support Party shall be entitled to receive additional payments and indemnification pursuant to Sections 2.4, 2.5 and 2.6 hereof as though it were a Purchaser and such Sections shall apply to its interest in or commitment to acquire an interest in the Notes; provided that such Support Party shall not be entitled to additional payments pursuant to (i) Section 2.4 by reason of Regulatory Changes which occurred prior to the date it became a Support Party or (ii) Section 2.5 attributable to its failure to satisfy the requirements of subsection 2.5(c) as if it were a Purchaser.

(i) Each Support Party claiming increased amounts described in Sections 2.4 or 2.5 hereof shall furnish, through its related CP Conduit, to the Issuer, the Seller, the Servicer, the Indenture Trustee and the Agent for the applicable Purchaser Group a certificate setting forth the basis and amount of each request by such Support Party for any such amounts referred to in Sections 2.4 or 2.5, such certificate to be conclusive with respect to the factual information set forth therein absent manifest error.

(j) In the event that a Committed Purchaser is a Downgraded Purchaser, the related CP Conduit shall have the right to replace such Committed Purchaser with a replacement Committed Purchaser consented to by the Issuer (which consent shall not be withheld except for a commercially reasonable purpose or reason), which replacement Committed Purchaser shall succeed to the rights of such Committed Purchaser under this Agreement in respect of its Commitment as a Committed Purchaser, and such Committed Purchaser shall assign such Commitment and its interest in the Notes to such replacement Committed Purchaser in accordance with the provisions of this Section 8.1; provided, that (A) such Committed Purchaser shall not be replaced hereunder with a new investor until such Committed Purchaser has been paid in full its Percentage Interest of the Aggregate Note Balance and all accrued and unpaid interest thereon by such new investor and all other amounts (including all amounts owing under Sections 2.4, 2.5 and 2.6 of this Agreement) owed to it and to all Participants with respect to such Committed Purchaser pursuant to this Agreement, and (ii) if the Committed Purchaser to be replaced is an Agent, a replacement agent shall have been appointed in accordance with Section 7.9 hereof, and the Agent to be replaced shall have been paid all amounts owing to it as agent pursuant to this Agreement. For purposes of this subsection, a Committed Purchaser shall be a “Downgraded Purchaser” if and so long as the credit rating assigned to its short-term obligations by Moody’s or Standard & Poor’s on the date on which it became a party to this Agreement shall have been reduced or withdrawn, or as may be otherwise agreed among the Issuer, such Committed Purchaser and the CP Conduit in its Purchaser Group. Any Committed Purchaser which becomes a Downgraded Purchaser will give the Issuer and the Servicer notice of such reduction or withdrawal within ten (10) Business Days after the date thereof.

(k) The Commitment of each Committed Purchaser in respect of its related CP Conduit shall not relate to any Assignee of such CP Conduit, unless the related Transfer Supplement specifies or otherwise confirms that the Assignee of such CP Conduit will be a member of the same Purchaser Group and will be covered by the existing Commitment[s] of the Committed Purchaser[s] for that Purchaser Group (a “Confirmed CP Conduit Assignment”). Upon any Assignment by a CP Conduit of its Percentage Interest in the Aggregate Note Balance to a Person which is not one of its Committed Purchasers or is not a Confirmed CP Conduit Assignment, the Commitment of each of its related Committed Purchasers shall be reduced by an amount equal to the assigned Percentage Interest times such Commitment. Without the prior consent of the Administrative Agents and the Issuer and except in the case of a Confirmed CP Conduit Assignment, a CP Conduit may not enter into an Assignment with any Assignee other than (i) one or more of its Committed Purchasers, or (ii) one or more other Persons which, after giving effect to such Assignment and any concurrent Assignments, will be CP Conduits having Committed Purchasers which have, aggregate new Commitments equal to the aggregate reductions of Commitments pursuant to the preceding sentence.

(l) In the event that a Purchaser (or a Participant or Support Party for such Purchaser) is entitled to receive additional payments pursuant to Section 2.4 or 2.5 hereof, the Issuer shall have the right to seek a Replacement Purchaser not so affected and which is reasonably acceptable to the Agent for such Purchaser Group to replace such affected Purchaser. No replacement of a Purchaser shall be effected pursuant to this subsection 8.1(l) if, after giving effect thereto, any amounts shall be owing to the replaced Purchaser hereunder. Each affected Purchaser hereby agrees to take all actions reasonably necessary to permit a Replacement Purchaser to succeed to its rights and obligations hereunder.

Notwithstanding the foregoing or the provisions of subsection 8.1(j), (i) if the Purchaser being replaced pursuant to this subsection is a Committed Purchaser, the Replacement Purchaser shall be acceptable to the CP Conduit in its Purchaser Group in its sole discretion and (ii) if the Purchaser being replaced is a CP Conduit, the Replacement Purchaser shall be acceptable to each Committed Purchaser in its Purchaser Group and to each Administrative Agent in their sole discretion, and in either such case it shall be a condition of such replacement that such Replacement Purchaser enter into substitute Support Facilities for those to which the Purchaser being replaced is a party on terms mutually acceptable to the parties thereto. In addition, if the Purchaser to be replaced is an Agent or an Administrative Agent or is a CP Conduit which is administered or sponsored by an Agent or an Administrative Agent, it shall be a condition of such replacement that a replacement Agent or Administrative Agent shall have been appointed in accordance with Section 7.9, and the Agent or Administrative Agent to be replaced shall have been paid all amounts owing to it as Agent or Administrative Agent, as applicable pursuant to this Agreement.

8.2. Tax Characterization. It is the intention of the parties hereto that the Notes be treated for tax purposes as indebtedness, and the parties hereto agree to so treat the Notes (to the extent permitted by law).

ARTICLE 9 MISCELLANEOUS

9.1. Amendments and Waivers. This Agreement may not be amended, supplemented or modified nor may any provision hereof be waived except in accordance with the provisions of this Section 9.1. With the written consent of the Required Purchasers and, if the Notes are rated by any Rating Agency, subject to the satisfaction of the Rating Agency Condition, the Administrative Agents, each Agent, the Issuer, the Seller and the Servicer may, from time to time, enter into written amendments, supplements, waivers or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of any party hereto or waiving, on such terms and conditions as may be specified in such instrument, any of the requirements of this Agreement; provided, however, that no such amendment, supplement, waiver or modification shall (i) reduce the amount or extend the maturity of any Note or reduce the rate or extend the time of payment of interest thereon, increase the obligation, if any, of any CP Conduit, or reduce or alter the timing of any other amount payable to any Purchaser hereunder or under the Exchange Note Supplement or the Indenture or increase the Commitment of any Committed Purchaser, in each case without the consent of the Purchasers affected thereby, (ii) amend, modify or waive any provision of this Section 9.1, or the definition of “Aggregate Note Balance”, or reduce the percentage specified in the definition of Required Purchasers, in each case without the written consent of all Purchasers or (iii) amend, modify or waive any provision of Section 7 of this Agreement without the written consent of each Agent affected by such amendment, modification or waiver. Any waiver of any provision of this Agreement shall be limited to the provisions specifically set forth therein for the period of time set forth therein and shall not be construed to be a waiver of any other provision of this Agreement.

An Agent may cast any vote or give any consent or direction under the Servicing Agreement, the Indenture or other Related Documents on behalf of the Holders (as defined in the Indenture) of Notes in its Purchaser Group if it has been directed to do so by Purchasers in such Purchaser Group having Percentage Interests aggregating greater than 50% of the aggregate Percentage Interests of all Purchasers in such Purchaser Group.

9.2. Notices.

(a) All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail or telecopy notice, when received, addressed as follows or, with respect to an Agent or Purchaser, as set forth on the signature pages hereto or in its respective Joinder Supplement or Transfer Supplement, or, with respect to the Issuer, the Seller or the Servicer, as set forth in the Indenture or to such other address as may be hereafter notified by the respective parties hereto:

Administrative Agents

Deutsche Bank AG, New York Branch
60 Wall Street, 19th Floor
New York, New York 10005
Attention: Structured Finance
Department: Securitization
Facsimile #: 212-797-5160

JPMorgan Chase Bank, N.A.
Attn: Asset-Backed Conduit Group
10 S. Dearborn St.
Chase Tower, 13th Floor
Chicago, IL 60603
Facsimile #: 312-732-1844
Telephone #: 312-732-7206

(b) Unless otherwise directed by an Administrative Agent, all payments to it shall be made by federal wire to such Administrative Agent at such account as such Administrative Agent may designate in writing to the Issuer. Unless otherwise directed by an Agent or Purchaser, all payments to it shall be made by federal wire to the account specified on the signature pages hereto or in the Joinder Supplement or Transfer Supplement by which it became a party hereto (provided, in the case of an account specified in a Joinder Supplement or Transfer Supplement, that the Agent, the Issuer, the Servicer or the Indenture Trustee, as the case may be, shall have received notice thereof).

(c) Each Administrative Agent shall promptly forward copies of all certificates, notices and reports received hereunder to the Agents.

9.3. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any party hereto, any right, remedy, power or privilege under any of the Related Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any of the Related Documents preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in the Related Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

9.4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of AmeriCredit, the Seller, the Servicer, the Issuer, the Administrative Agents, the Agents, the Purchasers, any Transferee and their respective successors and permitted assigns, and, to the extent provided herein, to each Indemnitee, Participant and Support Party and their respective successors and assigns; provided that, except as provided in the Related Documents, AmeriCredit, the Seller and the Servicer may not assign or transfer any of their respective rights or obligations under this Agreement without the prior written consent of the Required Purchasers; provided, further, that in connection with any such assignment (including an assignment by operation of law), the assignee shall expressly agree in writing to assume all the obligations of AmeriCredit, the Seller or the Servicer, as applicable, hereunder and provided further that no assignment permitted hereunder shall relieve AmeriCredit, the Seller or the Servicer, as applicable, from any obligations arising hereunder prior to such assignment (including obligations with respect to breaches of representations and warranties made herein).

9.5. [Reserved]

9.6. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

9.7. Severability. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

9.8. Integration. This Agreement and the Supplemental Fee Letters, as applicable, represent the agreement of AmeriCredit (individually and as Servicer), GMF (individually and as Seller), the Issuer, the Administrative Agents, the Agents and the Purchasers with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any party hereto relative to subject matter hereof not expressly set forth or referred to herein or therein or in the Related Documents.

9.9. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

9.10. Jurisdiction; Consent to Service of Process. Each of the parties hereto hereby irrevocably and unconditionally (i) submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court in New York County or federal court of the United States of America for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment arising out of or relating to this Agreement; (ii) agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, federal court; (iii) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; (iv) consents that any such action or proceeding may be brought in such courts and waives any objection it may now or hereafter have to the laying of venue of any such action or proceeding in any such court and any objection it may now or hereafter have that such action or proceeding was brought in an inconvenient court, and agrees not to plead or claim the same; (v) consents to service of process in the manner provided for notices in Section 9.2 of this Agreement (provided that, nothing in this Agreement shall affect the right of any such party to serve process in any other manner permitted by law); and (vi) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any such action or proceeding any special, exemplary, punitive or consequential damages.

9.11. Termination. This Agreement shall remain in full force and effect until the payment in full of the Aggregate Note Balance and all other amounts payable to the Purchasers, the Agents and each Administrative Agent hereunder and the termination of all Commitments; provided, that the provisions of Sections 2.4, 2.5, 2.6, 6.1, 6.2, 7.7, 8.2, 9.10, 9.12, 9.13 and 9.14 shall survive termination of this Agreement and any amounts payable to the Administrative Agents, the Agents, Purchasers or any Affected Party thereunder shall remain payable thereto.

9.12. No Proceedings.

(a) Each Administrative Agent and each Agent and each Purchaser covenants and agrees that it shall not institute against, or join any other Person in instituting against, the Issuer or AmeriCredit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States for one year and a day after all amounts payable by the Issuer and/or AmeriCredit, as applicable under this Agreement and/or Notes have been paid.

(b) Each of GMF (individually and as Seller), AmeriCredit (individually, and as Servicer), the Issuer, each Administrative Agent, each Agent and each Purchaser hereby agrees that it shall not institute or join against, or knowingly or intentionally encourage or cooperate with any other Person in instituting against any CP Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing commercial paper note, medium term note or other debt security issued by such CP Conduit is paid.

9.13. No Recourse.

(a) The obligations of each CP Conduit under this Agreement, or any other agreement, instrument, document or certificate executed or delivered or issued by such CP Conduit or any officer thereof are solely the corporate, limited liability company or partnership obligations of such CP Conduit. No recourse shall be had for the payment of any fee or other obligations, instrument, document or certificate executed and delivered or issued by any CP Conduit or any officer thereof in connection therewith, against any stockholder, member, limited partner, employee, officer, director, manager, affiliate or incorporator of any CP Conduit.

(b) Each of AmeriCredit (individually and as Servicer), GMF (individually and as Seller), the Issuer, each Administrative Agent, each Agent and each Purchaser hereby irrevocably waives all right of setoff that it may have under contract (including this Agreement), applicable law or otherwise with respect to any funds or monies of any CP Conduit at any time held by or in the possession of such Person.

(c) Notwithstanding anything in this Agreement to the contrary, a CP Conduit shall not have any obligation to pay any amount required to be paid by it hereunder in excess of any amount available to such CP Conduit after paying or making provision for the payment of its Commercial Paper Notes; and each of the other parties hereto agrees that it will not have a claim under Section 101(5) of the Bankruptcy Code if and to the extent that any such payment obligation owed to it by such CP Conduit exceeds the amount available to such CP Conduit to pay such amount after paying or making provision for the payment of its Commercial Paper Notes.

9.14. Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement, the purchase of the Notes hereunder and the termination of this Agreement.

9.15. Waiver of Jury Trial. EACH PARTY HERETO (INDIVIDUALLY AND, IN THE CASE OF AMERICREDIT, AS SERVICER AND IN THE CASE OF GMF, AS SELLER) HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT AND FOR PURCHASERS PURCHASING AN INTEREST IN THE NOTES DESCRIBED HEREIN AND EACH ADMINISTRATIVE AGENT AND EACH AGENT AGREEING TO ACT AS SUCH HEREUNDER.

9.16. Limitation of Liability of Issuer Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Issuer Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other Related Documents.

9.17. CP Conduit as Committed Purchaser. Notwithstanding anything herein to the contrary, a CP Conduit may execute this Agreement as both a CP Conduit and a Committed Purchaser and, in such event, such CP Conduit shall have the rights and obligations of both a CP Conduit and a Committed Purchaser set forth herein. In no event shall the foregoing prevent a CP Conduit from exercising its rights to Assign or Transfer some or all of its Note to one or more Support Parties.

9.18. Certain Other Agreements of the Administrative Agents, the Agents and the Note Purchasers. Each of the Administrative Agents, the Agents and the Purchasers, severally and not jointly, covenants with AmeriCredit that, if a Rating is requested pursuant to Section 2.4(b), it will not provide to any credit rating agency, without the prior consent of AmeriCredit, any information, written or oral, relating to the Issuer, the Notes, the 2011-A Exchange Note, the 2011-A Lease Agreements, the 2011-A Leased Vehicles, the transactions contemplated by this Agreement or the other Program Documents or any other information, (i) that could be reasonably determined to be relevant to determining an initial credit rating for the Notes (as contemplated by Rule 17g-5(a)(iii)(3)(C)), without the prior consent of AmeriCredit or (ii) that could be reasonably determined to be relevant to undertaking credit rating surveillance for the Notes (as contemplated by Rule 17g-5(a)(iii)(3)(D)).

IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

GMF LEASING WAREHOUSE TRUST,

By: Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee of the Issuer

By:	/s/ Jessica L. Williams
Name: Jessica L. Williams
Title: Authorized Signer

I-1

AMERICREDIT FINANCIAL SERVICES, INC.,
individually, and as Servicer

By:	/s/ Susan B. Sheffield
Name: Susan B. Sheffield
Title: Executive Vice President, Structured Finance

Address for Notices:

AmeriCredit Financial Services, Inc.
801 Cherry Street
Suite 3500
Fort Worth, Texas 76102
Attention: Chief Financial Officer

2

GMF LEASING LLC,
individually, and as Seller

By:	/s/ Sheli D. Fitzgerald
Name: Sheli D. Fitzgerald
Title: Vice President, Structured Finance

Address for Notices:

AmeriCredit Financial Services, Inc.
801 Cherry Street
Suite 3500
Fort Worth, Texas 76102
Attention: Chief Financial Officer

3

DEUTSCHE BANK AG, NEW YORK BRANCH,
as an Administrative Agent

By:	/s/ Jay Steiner
Name: Jay Steiner
Title: Managing Director

By:	/s/ Katherine Bologna
Name: Katherine Bologna
Title: Vice President

Address for Notices:

Deutsche Bank AG, New York Branch
60 Wall Street, 19th Floor
New York, New York 10005
Attention: Structured Finance
Department: Securitization
Facsimile #: 212-797-5160

4

JPMORGAN CHASE BANK, N.A.,
as an Administrative Agent

By:	/s/ Brian K. Honda
Name: Brian K. Honda
Title: Executive Director

Address for Notices:

Attn: Asset-Backed Conduit Group
10 S. Dearborn St.
Chase Tower, 13th Floor
Chicago, IL 60603
Facsimile #: 312-732-1844
Telephone #: 312-732-7206

5

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By:	/s/ Marianna C. Stershic
Name: Marianna C. Stershic
Title: Vice President

Address for Notices:

Sixth and Marquette Avenue, MAC N9311-161
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services/Asset Backed Administration

6

DB PURCHASER GROUP

DEUTSCHE BANK AG, NEW YORK BRANCH, as an Agent

By:	/s/ Jay Steiner
Name: Jay Steiner
Title: Managing Director

By:	/s/ Katherine Bologna
Name: Katherine Bologna
Title: Vice President

Address for Notices:

Deutsche Bank AG, New York Branch
60 Wall Street, 19th Floor
New York, New York 10005
Attention: Structured Finance
Department: Securitization
Facsimile #: 212-797-5160

Wiring Instructions:

Deutsche Bank AG, New York Branch
60 Wall Street, 19th Floor
New York, New York 10005
ABA#: 021-001-033
Account#: 60200119
Reference: GMF

7

DEUTSCHE BANK TRUST COMPANY AMERICAS as a Committed Purchaser

By:	/s/ Nir Vidra
Name: Nir Vidra
Title: Managing Director

By:	/s/ Elliott Horner
Name: Elliott Horner
Title: Director

Address for Notices:

Deutsche Bank AG, New York Branch
60 Wall Street, 19th Floor
New York, New York 10005
Attention: Structured Finance
Department: Securitization
Facsimile #: 212-797-5160

8

JPM PURCHASER GROUP

JPMORGAN CHASE BANK, N.A., as an Agent

By:	/s/ Brian Honda
Name: Brian Honda
Title: Executive Director

Address for Notices:

Attn: Asset-Backed Conduit Group
10 S. Dearborn St.
Chase Tower, 13th Floor
Chicago, IL 60603
Facsimile #: 312-732-1844
Telephone #: 312-732-7206

Wiring instructions:

Acct. FMSD Income Clearing Account
JPMorgan Chase Bank, N.A.
ABA#: 021-000-021
Account#: 9008112016
Reference: GMF Lease Warehouse Trust

9

JPMORGAN CHASE BANK, N.A., as a Committed Purchaser

By:	/s/ Brian Honda
Name: Brian Honda
Title: Executive Director

Address for Notices:

Attn: Asset-Backed Conduit Group
10 S. Dearborn St.
Chase Tower, 13th Floor
Chicago, IL 60603
Facsimile #: 312-732-1844
Telephone #: 312-732-7206

FALCON ASSET SECURITIZATION LLC, as a Conduit Purchaser

By:	JPMorgan Chase Bank, N.A. its Attorney-in-Fact

By:	/s/ Brian Honda
Name: Brian Honda
Title: Executive Director

Address for Notices:

Attn: Asset-Backed Conduit Group
10 S. Dearborn St.
Chase Tower, 13th Floor
Chicago, IL 60603
Facsimile #: 312-732-1844
Telephone #: 312-732-7206

10

SCHEDULE I

Purchaser Groups

Purchaser Group	Agent	Conduit Purchaser	Committed Purchaser	Commitment	Maximum Purchase Amount
DB Purchaser Group	Deutsche Bank AG, New York Branch	N/A	Deutsche Bank Trust Company Americas	$300,000,000	$300,000,000

JPM Purchaser Group	JPMorgan Securities LLC.	Falcon Asset Securitization LLC	JPMorgan Chase Bank, N.A.	$300,000,000	$300,000,000

TOTAL				$600,000,000	$600,000,000

11

SCHEDULE II

Commercial Paper Rates

Name of CP Conduit	Commercial Paper Rate

Falcon Asset Securitization LLC:	The Commercial Paper Rate with respect to Falcon Asset Securitization LLC (“Conduit”) means, for any day, the sum of (1) the rate (or if more than one rate, the weighted average of the rates) per annum at which commercial paper notes were sold by any placement agent or commercial paper dealer selected by or on behalf of Conduit, as agreed between each such agent or dealer and Conduit; provided that if the rate (or rates) as agreed between any such agent or dealer and Conduit is a discount rate (or rates), then such rate shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum, plus (2) 0.05% per annum in respect of dealer fees and commissions (to the extent not included in the rate or rates described in clause (1)), plus (3) any note issuance costs attributable to such commercial paper notes not constituting dealer fees or commissions, expressed as an annualized percentage (not exceeding 0.01% per annum) of the aggregate principal component thereof.

II-1

EXHIBIT A

FORM OF INVESTMENT LETTER

[Date]

[Name and address of Issuer]

[Name and address of Transferor Purchaser]

Re	GMF Leasing Warehouse Trust
Floating Rate Asset Backed Notes

Ladies and Gentlemen:

This letter (the “Investment Letter”) is delivered by the undersigned (the “Purchaser”) pursuant to subsection 8.1(a) of the Note Purchase Agreement dated as of January 31, 2011 (as in effect, the “Note Purchase Agreement”), among GMF Leasing Warehouse Trust, the (“Issuer”), AmeriCredit Financial Services, Inc. (“AmeriCredit”), GMF Leasing LLC, the Purchasers from time to time parties thereto, the Agents from time to time parties thereto, Wells Fargo Bank, National Association, Deutsche Bank AG, New York Branch, as an Administrative Agent and JPMorgan Chase Bank, N.A., as an Administrative Agent. Capitalized terms used herein without definition shall have the meanings set forth in the Note Purchase Agreement. The Purchaser represents to and agrees with the Issuer as follows:

(a) The Purchaser is authorized [to enter into the Note Purchase Agreement and to perform its obligations thereunder and to consummate the transactions contemplated thereby] [to purchase a participation in obligations under the Note Purchase Agreement].

(b) The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Notes and is able to bear the economic risk of such investment. The Purchaser has been afforded the opportunity to ask such questions as it deems necessary to make an investment decision, and has received all information it has requested in connection with making such investment decision. The Purchaser has, independently and without reliance upon the Agent or any other Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the 2011-A Lease Agreements, the 2011-A Leased Vehicles, the Seller, AmeriCredit, the Servicer, the Issuer, the Backup Servicer, the Collateral Agent and the Indenture Trustee and made its own decision to purchase its interest in the Notes, and will, independently and without reliance upon an Administrative Agent, any Agent or any other Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis, appraisals and decisions in taking or not taking action under the Note Purchase Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the 2011-A Lease Agreements, the 2011-A Leased Vehicles, the Seller, AmeriCredit, the Servicer, the Issuer, the Backup Servicer, the Collateral Agent and the Indenture Trustee.

A-1

(c) The Purchaser is an “accredited investor”, as defined in Rule 501, promulgated by the Notes and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), or is a sophisticated institutional investor. The Purchaser understands that the offering and sale of the Notes has not been and will not be registered under the Securities Act and has not and will not be registered or qualified under any applicable “Blue Sky” law, and that the offering and sale of the Notes has not been reviewed by, passed on or submitted to any federal or state agency or commission, securities exchange or other regulatory body.

(d) The Purchaser is acquiring an interest in Notes without a view to any distribution, resale or other transfer thereof except, with respect to any Note or any interest or participation therein, as contemplated in the following sentence. The Purchaser will not resell or otherwise transfer any interest or participation in the Note, except in accordance with Section 8.1 of the Note Purchase Agreement and (i) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities or “blue sky” laws; (ii) to the Issuer or any affiliate of the Issuer; or (iii) to a person who the Purchaser reasonably believes is a qualified institutional buyer (within the meaning thereof in Rule 144A under the Securities Act) that is aware that the resale or other transfer is being made in reliance upon Rule 144A. In connection therewith, the Purchaser hereby agrees that it will not resell or otherwise transfer the Notes or any interest therein unless the purchaser thereof provides to the addressee hereof a letter substantially in the form hereof.

(f) This Investment Letter has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors’ rights generally and general principles of equity.

Very truly yours,

[NAME OF PURCHASER]

By:
Name:
Title:

A-2

EXHIBIT B

FORM OF TRANSFER SUPPLEMENT

TRANSFER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the Selling Purchaser set forth in Item 2 of Schedule I hereto (the “Selling Purchaser”), the Purchasing Purchaser set forth in Item 3 of Schedule I hereto (the “Purchasing Purchaser”), and the Agent set forth in Item 4 of Schedule I hereto (in such capacity, the “Agent”) for the Purchaser Group set forth in Item 5 of Schedule I hereto.

W I T N E S S E T H:

WHEREAS, this Supplement is being executed and delivered in accordance with subsection 8.1(e) of the Note Purchase Agreement, dated as of January 31, 2011, among GMF Leasing Warehouse Trust (the “Issuer”), AmeriCredit Financial Services, Inc. (“AmeriCredit”), GMF Leasing LLC (together with the Issuer and AmeriCredit, the “AmeriCredit Parties”), the Purchasers from time to time parties thereto, the Agents from time to time parties thereto, Wells Fargo Bank, National Association, Deutsche Bank AG, New York Branch, as an Administrative Agent and JPMorgan Chase Bank, N.A., as an Administrative Agent (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Note Purchase Agreement”; unless otherwise defined herein, terms defined in the Note Purchase Agreement are used herein as therein defined);

WHEREAS, the Purchasing Purchaser (if it is not already a Purchaser party to the Note Purchase Agreement) wishes to become a Purchaser party to the Note Purchase Agreement and the Purchasing Purchaser wishes to acquire and assume from the Selling Purchaser, certain of the rights, obligations and commitments under the Note Purchase Agreement; and

WHEREAS, the Selling Purchaser wishes to sell and assign to the Purchasing Purchaser, certain of its rights, obligations and commitments under the Note Purchase Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

(a) Upon receipt by the Agent of five counterparts of this Supplement, to each of which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Selling Purchaser, the Purchasing Purchaser and the Agent, the Agent will promptly transmit to the Servicer, the Seller, the Indenture Trustee, the Selling Purchaser and the Purchasing Purchaser a Transfer Effective Notice, substantially in the form of Schedule III to this Supplement (a “Transfer Effective Notice”). Such Transfer Effective Notice shall be executed by the Agent and shall set forth, inter alia, the date on which the transfer effected by this Supplement shall become effective (the “Transfer Effective Date”). From and after the Transfer Effective Date the Purchasing Purchaser shall be a Purchaser party to the Note Purchase Agreement for all purposes thereof as a CP Conduit and, if applicable, a Committed Purchaser, as specified on Schedule II to this Supplement.

(b) At or before 12:00 Noon, local time of the Selling Purchaser, on the Transfer Effective Date, the Purchasing Purchaser shall pay to the Selling Purchaser, in immediately available funds, an amount equal to the purchase price, as agreed between the Selling Purchaser and such Purchasing Purchaser (the “Purchase Price”), of the portion set forth on Schedule II hereto being purchased by such Purchasing Purchaser of the portion of the Aggregate Note Balance under the Note owned by the Selling Purchaser (such Purchasing Purchaser’s “Transferor Percentage”) and other amounts owing to the Selling Purchaser under the Note Purchase Agreement or otherwise in respect of the Notes.

Effective upon receipt by the Selling Purchaser of the Purchase Price from the Purchasing Purchaser, the Selling Purchaser hereby irrevocably sells, assigns and transfers to the Purchasing Purchaser, without recourse, representation or warranty, and the Purchasing Purchaser hereby irrevocably purchases, takes and assumes from the Selling Purchaser, (i) the Transferor Percentage of the presently outstanding Aggregate Note Balance under the Notes owned by the Selling Purchaser and other amounts owing to the Selling Purchaser in respect of the Notes, together with all instruments, documents and collateral security pertaining thereto, and (ii) the Transferor Percentage of (A) if the Selling Purchaser is a CP Conduit, the Purchaser Group Percentage of the Selling Purchaser and the other rights and duties of the Selling Purchaser under the Note Purchase Agreement, or (B) if the Selling Purchaser is a Committed Purchaser, the Liquidity Percentage and the Commitment of the Selling Purchaser and other rights, duties and obligations of the Selling Purchaser under the Note Purchase Agreement.

This Supplement is intended by the parties hereto to effect a purchase by the Purchasing Purchaser and sale by the Selling Purchaser of interests in the Notes, and it is not to be construed as a loan or a commitment to make a loan by the Purchasing Purchaser to the Selling Purchaser. The Selling Purchaser hereby confirms that the amount of the portion of the Aggregate Note Balance is $         and its Percentage Interest thereof is      %, which equals $         as of             , 20    . Upon and after the Transfer Effective Date (until further modified in accordance with the Note Purchase Agreement), the Purchaser Group Percentage or Liquidity Percentage, as applicable, of the Selling Purchaser and the Purchasing Purchaser and the Commitment and the Liquidity Percentage, if applicable, of the Selling Purchaser and the Purchasing Purchaser shall be as set forth in Schedule II to this Supplement.

(c) The Selling Purchaser has made arrangements with the Purchasing Purchaser with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Selling Purchaser to the Purchasing Purchaser of any fees heretofore received by the Selling Purchaser pursuant to the Note Purchase Agreement prior to the Transfer Effective Date and (ii) the portion, if any, to be paid, and the date or dates for payment, by the Purchasing Purchaser to the Selling Purchaser of fees or interest received by the Purchasing Purchaser pursuant to the Note Purchase Agreement or otherwise in respect of the Notes from and after the Transfer Effective Date.

(d)(i) All principal payments that would otherwise be payable from and after the Transfer Effective Date to or for the account of the Selling Purchaser in respect of the Notes shall, instead, be payable to or for the account of the Selling Purchaser and the Purchasing Purchaser, as the case may be, in accordance with their respective interests as reflected in this Supplement.

(ii) All interest, fees and other amounts that would otherwise accrue for the account of the Selling Purchaser from and after the Transfer Effective Date pursuant to the Note Purchase Agreement or in respect of the Notes shall, instead, accrue for the account of, and be payable to or for the account of, the Selling Purchaser and the Purchasing Purchaser, as the case may be, in accordance with their respective interests as reflected in this Supplement. In the event that any amount of interest, fees or other amounts accruing prior to the Transfer Effective Date was included in the Purchase Price paid by the Purchasing Purchaser, the Selling Purchaser and the Purchasing Purchaser will make appropriate arrangements for payment by the Selling Purchaser to the Purchasing Purchaser of such amount upon receipt thereof from the Agent.

(e) Concurrently with the execution and delivery hereof, the Purchasing Purchaser will deliver to the Agent and the Issuer an executed Investment Letter in the form of Exhibit A to the Note Purchase Agreement and the forms, if any, required by subsection 2.5(c) of the Note Purchase Agreement.

(f) Each of the parties to this Supplement agrees and acknowledges that (i) at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Supplement, and (ii) the Agent shall apply each payment made to it under the Note Purchase Agreement, whether in its individual capacity or as Agent, in accordance with the provisions of the Note Purchase Agreement, as appropriate.

(g) By executing and delivering this Supplement, the Selling Purchaser and the Purchasing Purchaser confirm to and agree with each other, the Agent and the Purchasers as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Selling Purchaser makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Note Purchase Agreement or the Related Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Note Purchase Agreement or any other instrument or document furnished pursuant thereto; (ii) the Selling Purchaser makes no representation or warranty and assumes no responsibility with respect to the Issuer, the financial condition of the 2011-A Lease Agreements, the 2011-A Leased Vehicles, the Seller, AmeriCredit, the Servicer, the Issuer, the Collateral Agent, the Backup Servicer or the Indenture Trustee or the performance or observance by the Seller, AmeriCredit, the Servicer, the Issuer, the Collateral Agent, the Backup Servicer or the Indenture Trustee of any of their respective obligations under the Note Purchase Agreement or any other instrument or document furnished pursuant hereto; (iii) each Purchasing Purchaser confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (iv) each Purchasing Purchaser will, independently and without reliance upon an Administrative Agent, any Agent (as defined in the Note Purchase Agreement,) the Selling Purchaser or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Note Purchase Agreement or the Related Documents; (v) the Purchasing Purchaser appoints and authorizes the Agent and the Administrative Agents to take such action as agent on its behalf and to exercise such powers under the Note Purchase Agreement and the Related Documents as are delegated to the Agent or the Administrative Agents, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article 7 of the Note Purchase Agreement; and (vi) each Purchasing Purchaser agrees (for the benefit of the Selling Purchaser, the Administrative Agents, the Agents (as defined in the Note Purchase Agreement), the Purchasers, the Indenture Trustee, the Servicer and the Seller) that it will perform in accordance with their terms all of the obligations which by the terms of the Note Purchase Agreement are required to be performed by it as a Purchaser.

(h) Schedule II hereto sets forth the revised Purchaser Group Percentage or the revised Liquidity Percentage, as applicable, and Commitment of the Selling Purchaser, as applicable, the Purchaser Group Percentage or the Liquidity Percentage, as applicable, and the Commitment of the Purchasing Purchaser, as applicable, and the initial Investing Office of the Purchasing Purchaser, as well as administrative information with respect to the Purchasing Purchaser.

(i) THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

SCHEDULE I TO

TRANSFER SUPPLEMENT

COMPLETION OF INFORMATION AND

SIGNATURES FOR TRANSFER SUPPLEMENT

	Re:	Note Purchase Agreement, dated as of January 31, 2011, among GMF Leasing Warehouse Trust (the “Issuer”), AmeriCredit Financial Services, Inc. (“AmeriCredit”), GMF Leasing LLC (the “Seller”), the Purchasers from time to time parties thereto, the Agents from time to time parties thereto, Wells Fargo Bank, National Association, Deutsche Bank AG, New York Branch, as an Administrative Agent and JPMorgan Chase Bank, N.A., as an Administrative Agent

Item 1:		Date of Transfer Supplement:

Item 2:		Selling Purchaser:

Item 3:		Purchasing Purchaser:

Item 4:		Name of Agent:

Item 5:		Name of Purchaser Group:

Item 6:		Signatures of Parties to Agreement:

as Selling Purchaser

By:
Name:
Title:

By:
Name:
Title:

as Purchasing Purchaser

By:
Name:
Title:

By:
Name:
Title:

CONSENTED TO AND ACCEPTED BY:

[NAME OF AGENT], as Agent

By:
Name:
Title:

By:
Name:
Title:

[If applicable:]

[ADMINISTRATIVE AGENT],

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE II TO

TRANSFER SUPPLEMENT

LIST OF INVESTING OFFICES, ADDRESSES

FOR NOTICES, ASSIGNED INTERESTS AND

PURCHASE AND LIQUIDITY PERCENTAGES

[Selling Purchaser]

A.	Type of Purchaser:	CP Conduit:	Yes/No
		Committed Purchaser:	Yes/No

B.	Purchaser Group Percentage:

	Selling Purchaser Group Percentage Prior to Sale:			%

	Purchaser Group Percentage Sold:			%

	Purchaser Group Percentage Retained:			%

C.	Commitment (if applicable)

	Selling Purchaser Commitment Prior to Sale:			$

	Commitment Sold:			$

	Commitment Retained:			$

Related CP Conduit (applicable to Committed Purchaser):

D.	Related Committed Purchasers (applicable to CP Conduit)

Committed Purchasers, Commitments and Liquidity Percentages prior to Sale:

			$	%
			$	%
			$	%

E.	Aggregate Note Balance:

	Selling Purchaser Portion of Aggregate Note Balance Prior to Sale:			$

	Portion of Aggregate Note Balance Sold:			$

	Portion of Aggregate Note Balance Retained:			$

[Purchasing Purchaser]

A.	Type of Purchaser:	CP Conduit:	Yes/No
		Committed Purchaser:	Yes/No

B.	Purchaser Group Percentage:

	Transferee Purchaser Group Percentage After Sale:				%

C.	Commitment (if applicable)

	Transferee Purchaser Commitment After Sale:			$

Related CP Conduit (applicable to Committed Purchaser):

D.	Related Committed Purchasers (applicable to CP Conduit)

Committed Purchasers, Commitments and Liquidity Percentages after Sale:

			$		%
			$		%
			$		%

E.	Aggregate Note Balance:

	Transferee Purchaser Portion of Aggregate Note Balance After Sale:			$

Address for Notices:

Investing Office:

SCHEDULE III TO

TRANSFER SUPPLEMENT

Form of

Transfer Effective Notice

To:	[Name and address of Seller,

Servicer, Indenture Trustee, Administrative

Agent, Selling Purchaser and

Purchasing Purchaser]

The undersigned, as Agent under the Note Purchase Agreement, dated as of January [31], 2011, among GMF Leasing Warehouse Trust (the “Issuer”), AmeriCredit Financial Services, Inc. (“AmeriCredit”), GMF Leasing LLC (the “Seller”), the Purchasers from time to time parties thereto, the Agents from time to time parties thereto, Wells Fargo Bank, National Association, Deutsche Bank AG, New York Branch, as an Administrative Agent and JPMorgan Chase Bank, N.A., as an Administrative Agent, acknowledges receipt of five executed counterparts of a completed Transfer Supplement. [Note: attach copies of Schedules I and II from such Agreement.] Terms defined in such Supplement are used herein as therein defined.

Pursuant to such Supplement, you are advised that the Transfer Effective Date will be             ,         .

Very truly yours,

[NAME OF PURCHASER]

By:
Name:
Title:

EXHIBIT C

JOINDER SUPPLEMENT

JOINDER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the financial institution identified in Item 2 of Schedule I hereto, AmeriCredit Financial Services, Inc. (“AmeriCredit”), individually, and as Servicer, GMF Leasing LLC (“GMF”), individually and as Seller, GMF Leasing Warehouse Trust (the “Issuer”), the Agent named in Item 5 of Schedule I hereto (the “Agent”), Deutsche Bank AG, New York Branch, as an Administrative Agent and JPMorgan Chase Bank, N.A., as an Administrative Agent.

W I T N E S S E T H:

WHEREAS, this Supplement is being executed and delivered under the Note Purchase Agreement, dated as of January [31], 2011, among GMF Leasing Warehouse Trust (the “Issuer”), AmeriCredit Financial Services, Inc. (“AmeriCredit”), GMF Leasing LLC (the “Seller”), the Purchasers from time to time parties thereto, the Agents from time to time parties thereto, Wells Fargo Bank, National Association, Deutsche Bank AG, New York Branch, as an Administrative Agent and JPMorgan Chase Bank, N.A., as an Administrative Agent (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Agreement”; unless otherwise defined herein, terms defined in the Agreement are used herein as therein defined); and

WHEREAS, the party set forth in Item 2 of Schedule I hereto (the “Proposed Purchaser”) wishes to become a Purchaser designated as a [CP Conduit] [Committed Purchaser] party to the Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

(a) Upon receipt by the Administrative Agents of five counterparts of this Supplement, to each of which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Proposed Purchaser, AmeriCredit, the Issuer, the Agent and the Administrative Agents, the applicable Administrative Agent will transmit to the Proposed Purchaser, AmeriCredit, the Issuer and the Agent, a Joinder Effective Notice, substantially in the form of Schedule III to this Supplement (a “Joinder Effective Notice”). Such Joinder Effective Notice shall be executed by the Administrative Agents and shall set forth, inter alia, the date on which the joinder effected by this Supplement shall become effective (the “Joinder Effective Date”). From and after the Joinder Effective Date, the Proposed Purchaser shall be a Purchaser designated as a [CP Conduit][Committed Purchaser] party to the Agreement for all purposes thereof.

(b) Each of the parties to this Supplement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Supplement.

(c) By executing and delivering this Supplement, the Proposed Purchaser confirms to and agrees with the Administrative Agents, the Agents and the Purchasers as follows: (i) none of the Administrative Agents, the Agents or the Purchasers makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other instrument or document furnished pursuant thereto, or with respect to any notes issued under the Indenture (including, without limitation, the Notes), or the Trust Estate (as defined under the Indenture) or the financial condition of AmeriCredit, the Seller, the Servicer, the Indenture Trustee, the Collateral Agent, the Backup Servicer or the Issuer, or the performance or observance by AmeriCredit, the Seller, the Servicer, the Indenture Trustee, the Collateral Agent, the Backup Servicer or the Issuer of any of their respective obligations under the Agreement or any other instrument or document furnished pursuant thereto; (ii) the Proposed Purchaser confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (iii) the Proposed Purchaser will, independently and without reliance upon an Administrative Agent, any Agent or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iv) the Proposed Purchaser appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article 7 of the Agreement; (v) the Proposed Purchaser appoints and authorizes the Administrative Agents to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Administrative Agents by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the Indenture and Article 7 of the Agreement; and (vi) the Proposed Purchaser agrees (for the benefit of the parties hereto and the other Purchasers) that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Purchaser designated as a [CP Conduit] [Committed Purchaser].

(d) Schedule II hereto sets forth administrative information with respect to the Proposed Purchaser.

(e) This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

SCHEDULE I TO

JOINDER SUPPLEMENT

COMPLETION OF INFORMATION AND

SIGNATURES FOR JOINDER SUPPLEMENT

Re:	Note Purchase Agreement, dated as of January [31], 2011, among GMF Leasing Warehouse Trust (the “Issuer”), AmeriCredit Financial Services, Inc. (“AmeriCredit”), GMF Leasing LLC (the “Seller”), the Purchasers from time to time parties thereto, the Agents from time to time parties thereto, Wells Fargo Bank, National Association, Deutsche Bank AG, New York Branch, as an Administrative Agent and JPMorgan Chase Bank, N.A., as an Administrative Agent.

Item 1: Date of Joinder Supplement:

Item 2: Proposed Purchaser:

Item 3: Type of Purchaser:	CP Conduit

Committed

Item 4: Complete if Committed Purchaser:	Commitment - $
Committed Purchaser with respect to:

[Name of CP Conduit]

Item 5: Name of Agent:

Item 6: Name of Purchaser Group:

Item 7: Signatures of Parties to Agreement:

, as
Proposed Purchaser

By:
Name:
Title:

AMERICREDIT FINANCIAL SERVICES, INC., individually, and as Servicer

By:
Name:
Title:

GMF LEASING LLC, individually, and as Seller

By:
Name:
Title:

GMF LEASING WAREHOUSE TRUST,

By:	AmeriCredit Financial Services, Inc.,
attorney-in-fact

By:
Name:
Title:

DEUTSCHE BANK AG, NEW YORK BRANCH, as an Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as an Administrative Agent

By:
Name:
Title:

[NAME OF AGENT], as Agent

By:
Name:
Title:

SCHEDULE II TO

JOINDER SUPPLEMENT

LIST OF INVESTING OFFICES, ADDRESS

FOR NOTICES AND WIRE INSTRUCTIONS

Address for Notices:

Investing Office:

Wire Instructions:

SCHEDULE III TO

JOINDER SUPPLEMENT

FORM OF

JOINDER EFFECTIVE NOTICE

To:	[Name and address of AmeriCredit, the Issuer, Agent and Proposed Purchaser]

The undersigned, as the Administrative Agents under the Note Purchase Agreement, dated as of January [31], 2011, among GMF Leasing Warehouse Trust, AmeriCredit Financial Services, Inc., GMF Leasing LLC, the Purchasers from time to time parties thereto, the Agents from time to time parties thereto, Wells Fargo Bank, National Association, Deutsche Bank AG, New York Branch, as an Administrative Agent and JPMorgan Chase Bank, N.A., as an Administrative Agent, acknowledges receipt of five executed counterparts of a completed Joinder Supplement. [Note: attach copies of Schedules I and II from such Agreement.] Terms defined in such Supplement are used herein as therein defined.

Pursuant to such Supplement, you are advised that the Joinder Effective Date for [Name of Proposed Purchaser] will be                      and such Proposed Purchaser will be a Purchaser designated as a [CP Conduit][Committed Purchaser with a Commitment of $        ].

DEUTSCHE BANK AG, NEW YORK BRANCH, as an Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as an Administrative Agent

By:
Name:
Title:

EXHIBIT D

FORM OF ADVANCE NOTICE

[Date]

To:	Deutsche Bank AG, New York Branch,
JPMorgan Chase Bank, N.A.,
as Agents

Wells Fargo Bank, National Association, as Indenture Trustee

Sixth and Marquette Avenue, MAC N9311-161

Minneapolis, Minnesota 55479

Attention: Corporate Trust Services/Asset Backed Administration

Re:	Borrowing under Indenture, dated as of January [31], 2011 (as amended, the “Indenture”; terms used herein but not defined herein shall have the respective meanings given thereto in the Indenture) among GMF Leasing Warehouse Trust (the “Issuer”), Wells Fargo Bank, National Association, as Indenture Trustee, AmeriCredit Financial Services, Inc., as Servicer Agent, Deutsche Bank AG, New York Branch, as an Indenture Administrative Agent (an “Indenture Administrative Agent”) and JPMorgan Chase Bank, N.A., as an Indenture Administrative Agent (the “Indenture Administrative Agent”).

Ladies and Gentlemen:

The Issuer hereby requests a Borrowing pursuant to Section 2.12 of the Indenture and the Note Purchase Agreement, dated as of January [31], 2011, as amended from time to time, among the Issuer, AmeriCredit Financial Services, Inc., GMF Leasing LLC, the Purchasers from time to time parties thereto, the Agents from time to time parties thereto, Wells Fargo Bank, National Association, and the Indenture Administrative Agents.

1. The Borrowing Date for the advance requested hereby (the “Subject Advance”) is                     , which is a Business Day permitted as a Borrowing Date pursuant to Section 2.1(c) of each Note Purchase Agreement. The requested Fixed Period for the Subject Advance is                     .

2. The Additional Principal Amount requested hereby is $        .

3. The proceeds of the Subject Advance should be deposited into the following account located in the United States of America:

[Provide name and number of account, and name, address and ABA number for depository institution as well as a contact person].

4. The undersigned hereby certifies and represents that each of the applicable conditions set forth in Section 3.2 of each Note Purchase Agreement and Section 2.12 of the Indenture to the making of the Subject Advance have been satisfied.

D-1

5. Attached hereto as Exhibits A and B are a Borrowing Base Confirmation and a Schedule of 2011-A Lease Agreements and 2011-A Leased Vehicles (as such terms are defined and/or used in the Indenture), respectively, each complying with the requirements of the Indenture.

Very truly yours,

GMF LEASING WAREHOUSE TRUST

By: AmeriCredit Financial Services, Inc., as Administrator on behalf of the Issuer

By:
Name:
Title:

D-2